THIRTY EGLINTON WEST INC.

                                   (Landlord)





                                     - and -





                                GRAVITY SPIN INC.

                                    (Tenant)



                               ------------------
                                      LEASE
                               ------------------





                             30 EGLINTON AVENUE WEST
                              MISSISSAUGA, ONTARIO






Dated:        November 15, 2001

Suite Number:       720

                  30 Eglinton Avenue West, Mississauga, Ontario

                                  Office Lease


                                BASIC PROVISIONS
                                ----------------

Landlord:        Thirty Eglinton West Inc.


Address:         438 University Avenue
                 Suite 302, Box 18
                 Toronto, Ontario
                 M5G 2K8


Tenant:          Gravity Spin Inc.


Address:         30 Eglinton Avenue West
                 Toronto, Ontario


Suite No.:       720


Area:            Rentable Space    -    1,177


Term of Lease:   5 Years

From:            February 1, 2002

To:              January 31, 2007


Options) to Extend:      5 years

                                      INDEX
                                      -----

ARTICLE 1.00 - GRANT AND WORK. . . . . . . . . . . . . . . . . . . .       1
     1.1  Grant. . . . . . . . . . . . . . . . . . . . . . . . . . .       1
     1.2  Quiet  Enjoyment . . . . . . . . . . . . . . . . . . . . .       1

ARTICLE 2.00 - TERM AND POSSESSION . . . . . . . . . . . . . . . . .       1
     2.1  Term . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
     2.2  Delayed Possession . . . . . . . . . . . . . . . . . . . .       1
     2.3  Acceptance of Premises . . . . . . . . . . . . . . . . . .       2

ARTICLE 3.00 - RENT AND OPERATING COSTS. . . . . . . . . . . . . . .       2
     3.1  Minimum Rent . . . . . . . . . . . . . . . . . . . . . . .       2
     3.2  Operating Costs. . . . . . . . . . . . . . . . . . . . . .       2
     3.3  Payment of Rent - General . . . . . . . . . . . . . . . .        2
     3.4  Rent - Adjustment. . . . . . . . . . . . . . . . . . . . .       2
     3.5  Payment - Operating Costs. . . . . . . . . . . . . . . . .       3
     3.6  Deposit. . . . . . . . . . . . . . . . . . . . . . . . . .       3
     3.7  Net Lease. . . . . . . . . . . . . . . . . . . . . . . . .       3

ARTICLE 4.00 - TAXES AND UTILITIES . . . . . . . . . . . . . . . . .       3
     4.1  Taxes Payable by the Landlord. . . . . . . . . . . . . . .       3
     4.2  Taxes Payable by the Tenant. . . . . . . . . . . . . . . .       3
     4.3  Payment of Taxes . . . . . . . . . . . . . . . . . . . . .       4
     4.4  Business Taxes and Other Taxes of the Tenant . . . . . . .       4
     4.5  Separate School Taxes. . . . . . . . . . . . . . . . . . .       5
     4.6  Right to Contest . . . . . . . . . . . . . . . . . . . . .       5
     4.7  Utility Charges and Services . . . . . . . . . . . . . . .       5
     4.8  Goods and Services Taxes . . . . . . . . . . . . . . . . .       5

ARTICLE 5.00 - USE OF LEASED PREMISES. . . . . . . . . . . . . . . .       6
     5.1  Use. . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
     5.2  Compliance with Laws . . . . . . . . . . . . . . . . . . .       6
     5.3  Abandonment. . . . . . . . . . . . . . . . . . . . . . . .       6
     5.4  Nuisance . . . . . . . . . . . . . . . . . . . . . . . . .       6


ARTICLE 6.00 - SERVICES, MAINTENANCE, REPAIR, ALTERATIONS ACCESS BY
THE LANDLORD AND CONTROL OF COMMON AREAS . . . . . . . . . . . . . .       6
     6.1  Operating of Building. . . . . . . . . . . . . . . . . . .       6
     6.2  Services to Premises . . . . . . . . . . . . . . . . . . .       7
     6.3  Building Services. . . . . . . . . . . . . . . . . . . . .       7
     6.4  Maintenance, Repair and Replacement. . . . . . . . . . . .       8
     6.6  Alterations by Landlord. . . . . . . . . . . . . . . . . .       8
     6.7  Access by Landlord . . . . . . . . . . . . . . . . . . . .       9
     6.8  Policies . . . . . . . . . . . . . . . . . . . . . . . . .       9
     6.9  Limitation . . . . . . . . . . . . . . . . . . . . . . . .       9


ARTICLE 7.00 - MAINTENANCE, REPAIR, ALTERATIONS, IMPROVEMENTS AND
SIGNS BY THE TENANT. . . . . . . . . . . . . . . . . . . . . . . . .       9
     7.1  Condition of Premises . . . . . . . . . . . . . . . . . .        9
     7.2  Failure to Maintain Premises . . . . . . . . . . . . . . .      10
     7.3  No Alterations Without Consent . . . . . . . . . . . . . .      10
     7.4  Construction of Improvements . . . . . . . . . . . . . . .      10
     7.5  Trade Fixtures . . . . . . . . . . . . . . . . . . . . . .      11
     7.6  Construction Liens . . . . . . . . . . . . . . . . . . . .      11
     7.7  Signs  . . . . . . . . . . . . . . . . . . . . . . . . . .      11

ARTICLE 8.00 - INSURANCE . . . . . . . . . . . . . . . . . . . . . .      12

     8.1  Landlord's Insurance . . . . . . . . . . . . . . . . . . .      12
     8.2  Tenant not to Jeopardize Landlord's Insurance. . . . . . .      12
     8.3  Tenant's Insurance . . . . . . . . . . . . . . . . . . . .      13
     8.4  Landlord's Right to Place Tenant's Insurance . . . . . . .      14

ARTICLE 9.00 - INJURY TO PERSON OR PROPERTY. . . . . . . . . . . . .      15
     9.1  Loss or Damage . . . . . . . . . . . . . . . . . . . . . .      15
     9.2  Indemnity Tenant . . . . . . . . . . . . . . . . . . . . .      15

ARTICLE 10.00 - ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . .      15
     10.1 Assignment, Subletting and Transfers . . . . . . . . . . .      15
     10.2 Landlord's Right to Terminate. . . . . . . . . . . . . . .      16
     10.3 Conditions of Landlord's Consent . . . . . . . . . . . . .      16
     10.4 Conditions of Transfer . . . . . . . . . . . . . . . . . .      17
     10.5 Tenant Not Released. . . . . . . . . . . . . . . . . . . .      17
     10.6 No Partial Payments of Rent. . . . . . . . . . . . . . . .      17
     10.7 Documentation. . . . . . . . . . . . . . . . . . . . . . .      17
     10.8 Change of Control. . . . . . . . . . . . . . . . . . . . .      17
     10.9 No Advertising . . . . . . . . . . . . . . . . . . . . . .      18
     10.10 Assignment by Landlord. . . . . . . . . . . . . . . . . .      18

ARTICLE 11.00 - SURRENDER. . . . . . . . . . . . . . . . . . . . . .      18
     11.1 Possession . . . . . . . . . . . . . . . . . . . . . . . .      18
     11.2 Trade Fixtures and Improvements. . . . . . . . . . . . . .      18
     11.3 Payments after Termination . . . . . . . . . . . . . . . .      18

ARTICLE 12.00 - HOLDING OVER . . . . . . . . . . . . . . . . . . . .      19
     12.1 Month to Month Tenancy . . . . . . . . . . . . . . . . . .      19
     12.2 General. . . . . . . . . . . . . . . . . . . . . . . . . .      19

ARTICLE 13.00 - RULES AND REGULATIONS. . . . . . . . . . . . . . . .      19
         13.1 Purpose. . . . . . . . . . . . . . . . . . . . . . . .      19
         13.2 Observance . . . . . . . . . . . . . . . . . . . . . .      19
         13.3 Modification . . . . . . . . . . . . . . . . . . . . .      19
         13.4 Non-Compliance . . . . . . . . . . . . . . . . . . . .      19

ARTICLE 14.00 - DAMAGE AND DESTRUCTION . . . . . . . . . . . . . . .      20
         14.1 No Abatement . . . . . . . . . . . . . . . . . . . . .      20
         14.2 Damage to Leased Premises. . . . . . . . . . . . . . .      20
         14.3 Right of Termination . . . . . . . . . . . . . . . . .      20
         14.4 Destruction of Building. . . . . . . . . . . . . . . .      21
         14.5 Architect's Certificate. . . . . . . . . . . . . . . .      21

ARTICLE 15.00 - ACKNOWLEDGEMENTS, ATTORNMENT, SUBORDINATION. . . . .      22
     15.1 Acknowledgment of Tenancy. . . . . . . . . . . . . . . . .      22
     15.2 Attornment . . . . . . . . . . . . . . . . . . . . . . . .      22
     15.3 Subordination. . . . . . . . . . . . . . . . . . . . . . .      22
     15.4 Power of Attorney. . . . . . . . . . . . . . . . . . . . .      22
     15.5 Financial Information. . . . . . . . . . . . . . . . . . .      22

ARTICLE 16.00 - NOTICES. . . . . . . . . . . . . . . . . . . . . . .      23
     16.1 Notices. . . . . . . . . . . . . . . . . . . . . . . . . .      23

ARTICLE 17.00 - DEFAULT. . . . . . . . . . . . . . . . . . . . . . .      23
     17.1 Interest and Costs . . . . . . . . . . . . . . . . . . . .      23
     17.2 Right to Re-enter. . . . . . . . . . . . . . . . . . . . .      23
     17.3 Right to Relet . . . . . . . . . . . . . . . . . . . . . .      24
     17.4 Legal Expenses . . . . . . . . . . . . . . . . . . . . . .      24
     17.5 Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . .      24
     17.6 The Landlord May Perform Covenants . . . . . . . . . . . .      25
     17.7 Landlord May Follow Chattels . . . . . . . . . . . . . . .      25

     17.8 Waiver of Exemptions . . . . . . . . . . . . . . . . . . .      25

ARTICLE 18.00 - INDEMNIFIER. . . . . . . . . . . . . . . . . . . . .      26
     18.1 Indemnifier's Covenants. . . . . . . . . . . . . . . . . .      26

ARTICLE 19.00 - MISCELLANEOUS. . . . . . . . . . . . . . . . . . . .      26
     19.1 Waiver . . . . . . . . . . . . . . . . . . . . . . . . . .      26
     19.2 Accord and Satisfaction. . . . . . . . . . . . . . . . . .      26
     19.3 Entire Agreement . . . . . . . . . . . . . . . . . . . . .      26
     19.4 No Partnership . . . . . . . . . . . . . . . . . . . . . .      26
     19.5 Force Majeure. . . . . . . . . . . . . . . . . . . . . . .      26
     19.6 Name of Building . . . . . . . . . . . . . . . . . . . . .      27
     19.7 Consent not Unreasonably Withheld. . . . . . . . . . . . .      27
     19.8 Approval in Writing. . . . . . . . . . . . . . . . . . . .      27
     19.9 Registration . . . . . . . . . . . . . . . . . . . . . . .      27
     19.10 Governing Law . . . . . . . . . . . . . . . . . . . . . .      27
     19.11 Captions and Section Numbers. . . . . . . . . . . . . . .      27
     19.12 Partial Invalidity. . . . . . . . . . . . . . . . . . . .      27
     19.13 No Option . . . . . . . . . . . . . . . . . . . . . . . .      28
     19.14 Compliance with The Planning Act. . . . . . . . . . . . .      28
     19.15 Security Deposit. . . . . . . . . . . . . . . . . . . . .      28
     19.16 Time To Be of the Essence . . . . . . . . . . . . . . . .      28
     19.17 Successors and Assigns. . . . . . . . . . . . . . . . . .      28
     19.18 Relocation of Leased Premises . . . . . . . . . . . . . .      28
     19.19 Joint and Several Liability . . . . . . . . . . . . . . .      29
     19.20 Condition of the Premises . . . . . . . . . . . . . . . .      29
     19.21 Extension . . . . . . . . . . . . . . . . . . . . . . . .      29
     19.22 Parking . . . . . . . . . . . . . . . . . . . . . . . . .      30
     19.23 Restoration of Premises . . . . . . . . . . . . . . . . .      30

                                                                    Office Lease



                THIS LEASE made this 15th day of November, 2001.


IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT


B E T W E E N :


          THIRTY EGLINTON WEST INC.
          -------------------------

          (hereinafter called the "Landlord"),

                                                              OF THE FIRST PART;

                                    - and -

          GRAVITY SPIN INC.
          -----------------

          (hereinafter called the "Tenant"),

                                                             OF THE SECOND PART.


ARTICLE 1.00 - GRANT AND WORK
-----------------------------

1.1  Grant
     -----

     The Landlord hereby demises and leases the Leased Premises to the Tenant and the Tenant hereby leases and accepts the Leased Premises from the Landlord, subject to the covenants and terms of this Lease.

1.2  Quiet Enjoyment
     ---------------

     The Landlord covenants with the Tenant for quiet enjoyment subject to the Tenant's full compliance with the terms of this Lease.


ARTICLE 2.00 - TERM AND POSSESSION

2.1  Term
     ----

     The  Landlord  leases the Leased  Premises to the Tenant for a Term of five
     (5) years to be computed from the 1st day of February, 2002 and to be fully completed and ended on the 31st day of January, 2007, save as hereinafter provided for early termination.

     The Tenant shall have the right to access and occupy the Leased Premises immediately, provided that this Lease has been executed by both the Landlord and the Tenant, the Landlord's Work has been completed and evidence of insurance has been provided by the Tenant to the Landlord. Should the Tenant occupy the Leased Premises prior to the Commencement
     Date, the Tenant shall abide by all terms and conditions of this Lease, save for the payment of Minimum Rent and Additional Rent during the period from early occupancy to the Commencement Date of the Lease.

2.2  Delayed Possession
     ------------------

     If for any reason  other than delay  caused by the Tenant or failure of the

     Tenant to complete its work, the Leased Premises are not completed and ready for occupancy on the Commencement Date, Rent shall abate until the Leased Premises are completed and ready for occupancy as certified by the Architect's Certificate and such abatement of Rent shall be in full settlement of all claims which the Tenant may otherwise have by reason of the delay.

2.3  Acceptance of Premises
     ----------------------

     Taking possession of all or any portion of the Leased Premises by the Tenant shall be conclusive evidence as against the Tenant that the Leased Premises or such portion thereof are in satisfactory condition on the date of taking possession. Any warranties available to the Landlord in respect of work done in the Leased Premises shall be pursued by the Landlord for the benefit of the Tenant.


ARTICLE 3.00 - RENT AND OPERATING COSTS
---------------------------------------

3.1  Minimum Rent
     ------------

     Yielding and paying therefor unto the Landlord yearly and every year and during the Term hereby granted for the period commencing on the 1st day of February, 2002 until the 31st day of January, 2007, an annual Minimum Rent of $17,655.00 of lawful money of Canada, payable at par at Toronto in equal consecutive monthly instalments of $1,471.25, each in advance on the first day of each month during the Term. It is understood and agreed that the foregoing Minimum Rent is calculated on the basis of $15.00 per square foot of the Rentable Space of the Leased Premises per annum. The parties agree that Rentable Space is correct and not subject to remeasurement and any provision contained in this lease to the contrary shall be inoperative.

3.2  Operating Costs
     ---------------

     The Tenant shall pay to the Landlord as Additional Rent, at the times and in the manner provided in Section 3.5, its Proportionate Share of the Operating Costs.

3.3  Payment of Rent - General
     -------------------------

     All amounts payable by the Tenant to the Landlord under this Lease or payable to a government authority by reason of the Tenant's occupancy hereof other than Minimum Rent shall be considered "Additional Rent" and shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided, and the Landlord shall have all rights against the Tenant for default in any such payment as in the case of arrears of Minimum Rent. Rent shall be paid to the Landlord, without the requirement of notice and without deduction or set-off, in legal tender of Canada, at the address of the Landlord as set forth in this Lease, or to such other Person or at such other address as the Landlord may from time to time designate in writing. The Tenant's obligation to pay Rent shall survive the expiration or earlier termination of this Lease. If the time and manner of the payment of any Rent is not provided in this Lease, the Landlord shall be permitted to determine the time and manner of such payment. All Additional Rent shall commence to be payable on the Commencement Date unless otherwise provided for herein.

3.4  Rent - Adjustment
     -----------------

     If the Term commences or ends on a day other than the first or last day of a calendar month, the monthly instalment of Minimum Rent and Additional Rent under this Lease shall be calculated on a per diem basis and pro rated accordingly using the Minimum Rent or Additional Rent payable during the calendar month in question.

3.5  Payment - Operating Costs
     -------------------------

     (a) Prior to the Commencement Date (or within a reasonable period of time thereafter) and the beginning of each Lease Year thereafter, the Landlord shall compute and deliver to the Tenant a bona fide estimate of Operating Costs for the ensuing Lease Year.

     (b) The Tenant shall pay to the Landlord in equal monthly instalments one-twelfth of the Tenant's Proportionate Share of the Landlord's estimate of Operating Costs for each Lease Year, simultaneously with the Tenant's monthly instalment of Minimum Rent during such Lease Year.

     (c) Unless delayed by causes beyond the Landlord's control, the Landlord shall deliver to the Tenant within one hundred and twenty (120) days after the end of each Lease Year a written statement (the "Operating Costs Statement") setting out in reasonable detail the amount of Operating Costs for such Lease Year. If the aggregate of such monthly instalments of Operating Costs actually paid by the Tenant to the Landlord during such Lease Year differs from the amount of Operating Costs payable for such Lease Year under Article 3.02, the Tenant shall pay or the Landlord shall refund the difference (as the case may be) without interest within thirty (30) days after the delivery of the Operating Costs Statement.

     (d) The Tenant shall not claim a readjustment in respect of Operating Costs for a Lease Year, except by notice delivered to the Landlord within six (6) months of the date of delivery of the operating Costs Statement.

     The estimated cost for realty taxes, Tenant hydro and Operating Costs (including Landlord's administration fees) for 2001 is $11.81 per square foot per annum. This is an estimate only and shall be subject to final calculations.

3.6  Deposit
     -------

     The Landlord hereby acknowledges receipt by its agent of the sum of $5,627.37 to be applied as a deposit against the first and last months' Minimum Rent, Additional Rent and GST when due.

3.7  Net Lease
     ---------

     It is the intent of the parties hereto that the Minimum Rent payable under this Lease shall be absolutely net and carefree to the Landlord. Any obligation which is not expressly declared herein to be that of the Landlord pertaining to the Leased premises shall be deemed to be that of the Tenant to be paid by the Tenant or to be performed by or at the expense of the Tenant. Notwithstanding the generality of the foregoing, the Tenant shall have no responsibility for the income taxes of the Landlord, and any principal, interest or other carrying charges in any mortgage of the Building.


ARTICLE 4. 0 - TAXES AND UTILITIES
----------------------------------

4.1  Taxes payable by the Landlord
     -----------------------------

     The Landlord shall pay all Taxes, subject to Sections 4.2, 4.3, 4.4 and 4.5, provided that it may defer such payments or compliance with any taxing statute, law, by-law, regulation or ordinance to the fullest extent permitted by law, so long as it diligently pursues any contest or appeal of any such Taxes.

4.2  Taxes Payable by the Tenant
     ---------------------------

     (a) If separate real property tax bills and separate real property assessment notices for the Leased Premises are issued, the Tenant shall;

          (i) pay promptly when due to the taxing authorities all Taxes imposed, assessed, levied, rated or charged from time to time against the Leased Premises or any part thereof and forthwith provide the Landlord with evidence of payment upon request; and

          (ii) provide the Landlord with a copy of each separate real property tax bill and separate assessment notice within ten
                    (10) days after receipt thereof;

          provided that if the Landlord so elects by notice to the Tenant, the Tenant shall add any amounts payable under this Section 4.2(a) to the monthly instalments of Minimum Rent payable under Section 3.1 and the Landlord shall remit such amounts to the appropriate authorities.

     (b) If separate real property tax bills and separate real property assessment notices for the Leased Premises are not issued, the Tenant shall pay to the Landlord at the times and in the manner provided in
          Section 4.3, a share, as allocated to the Leased Premises by the Landlord in its discretion, of all Taxes, imposed, assessed, levied, rated or charged against the Building and the Lands.

4.3  Payment of Taxes
     ----------------

     (a) In the event that the provisions of Section 4.2(b) shall apply, the Tenant shall pay to the Landlord in equal monthly instalments, one-twelfth (1/12) of the Landlord's estimate of the amount payable by the Tenant pursuant to Section 4.2(b) above for each Lease Year, simultaneously with the Tenant's monthly instalment of Minimum Rent during such Lease Year.

     (b) Unless delayed by causes beyond the Landlord's control, the Landlord shall deliver to the Tenant within one hundred and twenty (120) days after the end of each Lease Year a written statement (the "Tax Statement") setting out in reasonable detail the amount of Taxes imposed, assessed, levied, rated or charged against the Building and the Lands for such Lease Year and the amount of such Taxes payable by the Tenant for such Lease Year under Section 4.2(b). If the aggregate of such monthly instalments of Taxes actually paid by the Tenant to the Landlord during such Lease Year differs from the amount of Taxes payable by the Tenant for such Lease Year under Section 4,2(b), the Tenant shall pay or the Landlord shall refund the difference (as the case may be) without interest within thirty (30) days after the delivery of the Tax Statement.

     (c) The Tenant shall not claim a re-adjustment in respect of Taxes for a Lease Year except by notice delivered to the Landlord within six (6) months after the date of delivery of the Tax Statement.

4.4  Business Taxes and Other Taxes of the Tenant
     --------------------------------------------

     In addition to the Taxes payable by the Tenant pursuant to Section 4.2, the Tenant shall pay to the taxing authorities, or to the Landlord as it directs, before delinquency, all "Business Taxes". "Business Taxes" means,
     (a) the taxes, rates, duties, assessments and other charges that are imposed against or in respect of the improvements, equipment and facilities of the Tenant on or in the Leased Premises or the Building or the Lands or any part of them or the Landlord on account of its ownership of or interest in either of them; and (b) every tax and license fee that is imposed against or in respect of any and every business carried on in the Leased

     Premises or in respect of the use or occupancy of the Leased Premises or any part of the Building or the Lands by the Tenant or its subtenants or licensees, or against the Landlord on account of its ownership of or interest in either of them. If there is not a separate bill issued by the relevant authority for Business Taxes, the Landlord shall be entitled to reasonably allocate Business Taxes and the Tenant shall pay the amount so allocated upon demand. The Landlord will remit amounts that it collects for Business Taxes to the relevant authority.

4.5  Separate School Taxes
     ---------------------

     If the Tenant designates that Taxes go to support separate schools, the Tenant shall pay to the Landlord forthwith upon demand, the difference, if any, between the rate for separate and public schools, together with any other payment required pursuant to this Article 4.00.

4.6  Right to Contest
     ----------------

     The Landlord and the Tenant shall each have the right to contest in good faith the validity or amount of any tax, assessment, licence fee, excise fee and other charge which it is responsible to pay under this Article 4.00, provided that; (a) the Tenant obtains the Landlord's prior written consent to any such contest before commencing same; (b) no contest by the Tenant may involve the possibility of forfeiture, sale or disturbance of the Landlord's interest in the Leased Premises; (c) that the Tenant indemnifies and agrees to save the Landlord harmless from any and all losses, costs or damages that the Landlord may suffer by reason of such contest by the Tenant; and (d) that, prior to contesting such charge, the Tenant shall immediately pay and satisfy the amount claimed to be due, together with any costs, penalties and interest and provide evidence of such payment to the Landlord.

4.7  Utility Charges and Services
     ----------------------------

     All electricity or other utilities supplied to the Leased Premises shall be at the expense of the Tenant. If the Leased Premises are not separately metered, the Landlord shall pay the cost of such electricity or other utilities and apportion such costs among all those tenants supplied therefrom on a reasonable and equitable basis. Upon receipt of a statement from the Landlord for such electricity or utility charges, the Tenant shall pay to the Landlord the amount shown on such statement. Notwithstanding the above, the Landlord may elect by notice to the Tenant to estimate the amounts for which the Tenant is liable hereunder and require the Tenant to pay same in monthly instalments at the times and in the manner provided under this Lease for payment of Minimum Rent, in which case the provisions of Section 3.5 shall apply.

4.8  Good and Services Taxes
     -----------------------

     Notwithstanding any other Section of this Lease, the Tenant shall pay to the Landlord an amount equal to any and all goods and services taxes, sales taxes, value added taxes, business transfer taxes, or any other taxes imposed on the Landlord or the Tenant with respect to the Rent payable by the Tenant to the Landlord under this Lease, or in respect of the rental of space under this Lease, whether characterized as a goods and services tax, sales tax, value added tax, business transfer tax, or otherwise (herein collectively and individually called "Sales Taxes"), The amount of the Sales Taxes so payable by the Tenant shall be calculated by the Landlord in accordance with the applicable legislation and will be paid to the Landlord at the same time as the amounts to which such Sales Taxes apply are payable to the Landlord under the terms of this Lease or upon demand at such other time or times as the Landlord from time to time determines. Notwithstanding any other Section of this Lease, the amount payable by the Tenant pursuant to the provisions hereof shall be deemed not to be Rent, but the Landlord shall have all of the same remedies for and rights of recovery of the amount as it has for the recovery of Rent under this Lease.


ARTICLE 5.00 - USE OF LEASED PREMISES
-------------------------------------

5.1  Use
     ---

     The Leased Premises shall be used and occupied only as general business offices.

5.2  Compliance with Laws
     --------------------

     The Leased Premises shall be used and occupied in a safe, careful and proper manner so as not to contravene any present or future governmental or quasi-governmental laws, by-laws, rules or regulations or orders. If improvements, alterations, repairs or replacements are necessary to comply with any of the foregoing or with the requirements of insurance carriers, the Tenant shall pay the entire cost thereof.

5.3  Abandonment
     -----------

     The Tenant shall not vacate or abandon the Leased Premises at any time during the Term without the written consent of the Landlord.

5.4  Nuisance
     --------

     The Tenant shall not cause or maintain any nuisance in or about the Leased Premises, and shall keep the Leased Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat, noise or odours.


ARTICLE 6.00 - SERVICES, MAINTENANCE, REPAIR, ALTERATIONS ACCESS BY THE LANDLORD
--------------------------------------------------------------------------------
AND CONTROL OF COMMON AREAS
---------------------------

6.1  Operating of Building
     ---------------------

     During the Term, the Landlord shall operate and maintain the Building in accordance with all applicable laws and regulations and with standards from time to time prevailing for a similar multi-use building of a similar age and size in the area in which the Building is located and, shall provide the services set out in Sections 6.2, 6.3 and 6.4 subject in all cases to reimbursement by the Tenant as part of Operating Costs.

     The Building and the Lands are at all times subject to the exclusive control, management and operation of the Landlord. Without limiting the generality of the preceding sentence, the Landlord has the right, in its control, management and operation of the Building and the Lands and by the establishment of Rules and Regulations and general policies with respect to the operation of the Building and the Lands or any part thereof, at all times throughout the Term, to:

     (a) construct improvements in or to the Building and make alterations thereof, additions thereto, subtractions therefrom, rearrangements thereof (including all entrances and exits thereto), build additional storeys on the Building and construct additional facilities adjoining or proximate to the Building;

     (b)  relocate  or  rearrange  the  various   facilities  and   improvements
          comprising the Building or erected on the Lands from those existing at the Commencement Date;

     (c) control, supervise and regulate any parking facilities which may be used in conjunction with the Building in such manner as the Landlord determines from time to time, including, without limitation, imposing charges or rates as may from time to time be determined by the Landlord for the use of any such parking facilities;

     (d) do and perform such other acts in and to the Building and the Lands or any part thereof as, in the use of good business judgment, the Landlord determines to be advisable for the more efficient and proper operation of the Building and the Lands.

6.2  Services to Premises
     --------------------

     Subject  to the  Additional  Services  which may be  provided  pursuant  to
     Section 6.5, the Landlord (except during periods of repair and maintenance) shall provide in the Leased Premises:

     (a) heat, ventilation and cooling as required for the use and occupancy of the Leased Premises during Normal Business Hours.

     (b) janitor services, including window washing, as reasonably required to keep the Leased Premises in a clean and wholesome condition, provided that the Tenant shall leave the Leased Premises in a reasonably tidy condition at the end of each business day,

     (c) electric power for normal lighting and small business office equipment but not equipment using amounts of power disproportionate to that used by other tenants in the Building,

     (d) replacement of Building standard fluorescent tubes, light bulbs and ballasts as required from time to time as a result of normal usage, and

     (e)  maintenance, repair and replacement as set out in Article 6.4.

6.3  Building Services
     -----------------

     The Landlord shall (except during periods of repair and maintenance) provide in the Building:

     (a) domestic running water and necessary supplies in washrooms sufficient for the normal use thereof by occupants of the Building,

     (b) access to and egress from the Leased Premises during Normal Business Hours of the Building, including elevator or escalator service if included in the Building,

     (c) heat, ventilation, cooling, lighting, electric power, domestic running water and janitor service in those portions of the Common Areas from time to time designated by the Landlord for use during Normal Business Hours by the Tenant in common with all tenants and other Persons in the Building but under the exclusive control of the Landlord,

     (d) a general directory board on which the Tenant shall be entitled to have its name shown, provided that the Landlord shall have exclusive control thereof, including the right to require a fee to be paid for the privilege of displaying the name of the Tenant thereon and any additions or deletions, the Landlord being solely responsible for the allocation of space to tenants, and

     (e)  maintenance, repair and replacement as set out in Article 6.4.

6.4  Maintenance, Repair and Replacement
     -----------------------------------

     The Landlord shall operate, maintain, repair and replace the systems, facilities and equipment necessary for the proper operation of the Building and for provision of the Landlord's services under Articles 6.2 and 6.3 (except as may be installed by or be the property of the Tenant) and shall be responsible for and shall expeditiously maintain and repair the foundations, structure and roof of the Building and repair damage to the Building which the Landlord is obligated to insure against under Article
     8.1 hereof, provided that:

     (a) if all or part of such systems, facilities and equipment are destroyed, damaged or impaired, the Landlord shall have a reasonable time in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances,

     (b) the Landlord may temporarily discontinue such services or any of them at such times as may be necessary due to causes beyond the reasonable control of the Landlord,

     (c) if all or part of such systems, facilities and equipment are destroyed, damaged or impaired by reason of the actions or inactions of the Tenant, then the cost of repair or replacement shall be at the expense of the Tenant.

6.5  Additional Services
     -------------------

     (a) If from time to time requested in writing by the Tenant and to the extent that it is reasonably able to do so, the Landlord shall provide in the Leased Premises services in addition to those set out in Articles 6.2 and 6.3, provided that the Tenant shall within ten (10) days of receipt of any invoice for any such additional service pay the Landlord therefor at such reasonable rates as the Landlord may from time to time establish and as well comply with all reasonable security requirements of the Landlord.

     (b) The Tenant shall not without the Landlord's written consent install in the Leased Premises equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Leased Premises by the air conditioning system as normally operated. The Landlord may install supplementary air conditioning units, facilities or services in the Leased Premises, or modify its air conditioning system, as may be required in the reasonable opinion of the Landlord to maintain proper temperature levels, and the Tenant shall pay the Landlord within ten (10) days of receipt of any invoice for the cost thereof, including installation, operation and maintenance expense.

     (c) If the Landlord shall from time to time reasonably determines that the use of electricity or any other utility or service in the Leased Premises is disproportionate to the use of other tenants, the Landlord may separately charge the Tenant for the excess costs attributable to such disproportionate use. At the Landlord's request, the Tenant shall install and maintain, at the Tenant's expense, metering devices for checking the use of any such utility or service in the Leased Premises.

6.6  Alterations by Landlord
     -----------------------

     The Landlord may from time to time make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Leased Premises where necessary to serve the Leased Premises or other parts of the Building.

6.7  Access by Landlord
     ------------------

     The Tenant shall permit the Landlord to enter the Leased Premises outside Normal Business Hours and during Normal Business Hours where such will not unreasonably disturb or interfere with the Tenant's use of the Leased Premises and operation of its business, to examine, inspect and show the Leased Premises to Persons wishing to lease same, to provide services or make repairs, replacements, changes or alterations as set out in this Lease, and to take such steps as the Landlord may deem necessary for the safety, improvement or preservation of the Leased Premises or the Building. The Landlord shall whenever possible consult with or give reasonable notice to the Tenant prior to such entry, but no such entry shall constitute an eviction or entitle the Tenant to any abatement of Rent. During the last six (6) months of the Term (or renewals), the Landlord shall be entitled to enter the Leased Premises for the purposes of showing the Leased premises to Persons wishing to lease same.

6.8  Policies
     --------

     The Landlord shall be deemed to have observed and performed the terms and conditions to be performed by the Landlord under this Lease, including those relating to the provision of utilities and services, if in so doing it acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority serving the public interest in the fields of energy, conservation or security.

6.9  Limitation
     ----------

     Notwithstanding anything contained in this Article or Lease, the Landlord shall not be liable under any circumstances for any loss or damage to any Person or property arising out of any obligation of the Landlord contained in this Article or Lease. No reduction or discontinuance of any services set out in Article 6.00 herein or elsewhere in this Lease nor any exercise by the Landlord of any of its rights set out in this Article 6.00 or elsewhere in this Lease shall be construed as an eviction of the Tenant or a release of the Tenant from any of its obligations under this Lease or a breach of any covenant for quiet enjoyment contained in this Lease or implied by law.


ARTICLE 7.0 - MAINTENANCE,  REPAIR,  ALTERATIONS,  IMPROVEMENTS AND SIGNS BY THE
--------------------------------------------------------------------------------
TENANT
------

7.1  Condition of Premises
     ---------------------

     Except to the extent that the Landlord is specifically responsible therefor under this Lease, the Tenant shall maintain the Leased Premises and all improvements therein in good order and condition as reasonably requested by the Landlord and at least to the standard of the repair of the Building, including:

     (a) repainting and redecorating the Leased Premises and cleaning drapes and carpets at reasonable intervals as needed,

     (b) making repairs, replacements and alterations as needed, including those necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction, and

     (c) notifying the Landlord promptly of any damage to the Leased Premises or Building.

7.2  Failure to Maintain Premises
     ----------------------------

     If the Tenant fails to perform any obligations under Section 7.1, then on not less than ten (10) days' notice to the Tenant the Landlord may enter the Leased Premises and perform such obligations without liability to the Tenant for any loss or damage to the Tenant thereby incurred, and the Tenant shall pay the Landlord for the cost thereof, plus fifteen percent (15%) of such cost for overhead and supervision, within ten (10) days of receipt of the Landlord's invoice therefor.

7.3  No Alterations Without Consent
     ------------------------------

     The Tenant shall not make any alterations, repairs, changes, additions, fixturing, installations or improvements (hereinafter collectively referred to as "Improvements") to the Leased Premises without the prior written consent of the Landlord. All Improvements (other than the Tenant's trade fixtures, furniture, drapery or equipment) made, erected or installed in the Leased Premises shall immediately upon their placement be and become the property of the Landlord without compensation therefor to the Tenant and the Tenant shall not remove any such Improvements either before or after the termination of this Lease without the prior written consent of the Landlord. Prior to the Landlord giving consideration to any application for the Landlord's consent pursuant to this Section 7.3, the Tenant shall provide to the Landlord detailed plans, drawings and specifications of such Improvements. Any costs incurred by the Landlord, including, without limiting the generality of the foregoing, fees paid to architects, engineers or other consultants, shall be paid by the Tenant to the Landlord forthwith upon demand.

7.4  Construction of Improvements
     ----------------------------

     All Improvements, when approved by the Landlord, shall be effected by such contractor, contractors or sub-contractors as the Tenant may select but, in each case, only under written contract approved in writing by the Landlord and subject to all reasonable conditions which the Landlord may impose. It is expressly understood and agreed that, without limiting the generality of the foregoing, it shall be reasonable for the Landlord to impose as conditions of the granting of its consent any one or more of the following:

     (a) that the Tenant shall exhibit to the Landlord prior to the commencement of the making of Improvements all building permits, consents and other authorizations as may be required for the effecting of such Improvements;

     (b) that the Tenant shall, prior to the commencement of the making of Improvements, furnish to the Landlord such security, whether by way of performance bond, cash deposit or otherwise, as the Landlord may require, to ensure the due and proper carrying out and completion of the Improvements and payment therefor;

     (c) that the Tenant shall permit the Landlord to supervise the carrying out of the Improvements; and

     (d) that the Tenant shall pay to the Landlord all costs incurred by the Landlord in supervising and inspecting the Improvements, including fees paid to architects, engineers and other consultants, and salaries paid to Persons on the Landlord's staff or on staff of any Person managing or administering the Building, as well as an administration fee equal to five (5%) percent of the full contract price for all approvals, supervision to ensure compliance with approved plans and building code requirements, attendance at site meetings, if necessary, security, hoisting, elevator service, temporary power.

     The Landlord may in its absolute discretion require that the whole or any part of such Improvements be carried out by contractors or subcontractors designated by the Landlord, but at the expense of the Tenant. Each such contractor or subcontractor, whether or not designated by the Landlord, shall be the Tenant's contractor and sub-contractor and the Tenant hereby undertakes that any work performed by or for the Tenant shall be performed by competent workmen whose labour union affiliations are not incompatible with those of any workmen who may be employed in the Building by the Landlord, its contractors or sub-contractors.

7.5  Trade Fixtures
     --------------

     The Tenant may install in the Leased Premises its trade fixtures in a proper manner, provided that no such installation shall interfere with or damage the mechanical or electrical systems or the structure of the Building. If the Tenant is not then in default hereunder, trade fixtures installed in the Leased Premises may be removed from the Leased Premises from time to time in the ordinary course of the Tenant's business or in the course of reconstruction, renovation or alteration of the Leased Premises by the Tenant and during a reasonable period prior to the expiration of the Term, provided that the Tenant promptly repairs at its own expense any damage to the Leased Premises resulting from such installation and removal. The foregoing reference to trade fixtures which may be removed shall not include any Improvements which as stated in Section 7.3 become the property of the Landlord upon installation.

7.6  Construction Liens
     ------------------

     The Tenant shall pay all costs for work done or caused to be done by the Tenant in the Leased Premises which could result in any lien or encumbrance on the Landlord's interest in the Building or the Lands or any part thereof, shall keep the title to the Building and the Lands and every part thereof free and clear of any lien or encumbrance in respect of such work, and shall indemnify and hold harmless the Landlord against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of material, services or labour for such work. The Tenant shall immediately notify the Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the Building or the Lands or any part thereof, and shall cause the same to be removed within five (5) days, failing which the Landlord may take such action as the Landlord deems necessary to remove same and the entire cost thereof together with all legal fees and expenses expended by the Landlord shall be immediately due and payable by the Tenant to the Landlord as Additional Rent.

7.7  Signs
     -----

     The Landlord shall, at its sole expense, add the Tenant's corporate name to all present and planned internal directory boards used for displaying the Building's tenant roster and suite numbers. The Tenant shall not inscribe or affix any sign, lettering or design in the Leased Premises or the Building which is visible from the exterior of the Building or on the interior or exterior of the Leased Premises. Any sign, lettering or design of the Tenant which is visible from the exterior of the Leased Premises, eg. in the Common Areas, must be approved by the Landlord, which approval may be arbitrarily withheld. Any sign, lettering or design of the Tenant which is approved of by the Landlord shall be at the Tenant's expense and shall conform to the uniform pattern (based on Building standard and quality) of identification signs for tenants in the Building as prescribed from time to time by the Landlord.

ARTICLE 8.00 - INSURANCE
------------------------

8.1  Landlord's Insurance
     --------------------

     (a) During the Term, the Landlord shall maintain liability insurance, fire insurance with extended coverage, boiler and pressure vessel insurance, loss of rental income insurance or insurable gross profits and other insurance on the Building and all property and interest of the Landlord in the Building with coverage and in amounts not less than those which are from time to time acceptable to a prudent owner in the area in which the Building is located. The costs of such insurance shall be reimbursed by the Tenant to the Landlord as part of Operating Costs.

     (b) Notwithstanding any contribution by the Tenant to the cost of the Landlord's insurance premiums, the Tenant acknowledges and agrees that:

          (i) the Tenant is not relieved of any liability arising from or contributed to by its negligence or its wilful act or omission;

          (ii) no insurable interest is conferred upon the Tenant under any insurance policies carried by the Landlord;

          (iii) the Tenant has no right to receive any proceeds of any insurance policies carried by the Landlord; and

          (iv) the right of any insurer of the Landlord to be subrogated to the rights of the Landlord is not limited or in any way restricted.

8.2  Tenant not to Jeopardize Landlord's Insurance
     ---------------------------------------------

     Tenant shall neither do, permit or omit to be done, nor keep or sell, anything in or about the Leased Premises or the Building or the Lands which might result in any increase in the premiums for Landlord's insurance coverage on the Building or which might result in the actual or threatened reduction or cancellation of or material adverse change in such coverage.

     If the premiums for Landlord's insurance are increased as a result of Tenant's use or occupancy of the Leased Premises or any article kept by Tenant on the Leased Premises or any act or omission of Tenant in the Building or the Lands or any part thereof, Tenant shall pay such increase in premiums as Additional Rent forthwith upon demand. In determining Tenant's responsibility as aforesaid for any increased premiums a statement issued by the organization or company establishing the insurance rate(s) on the Building shall be conclusive evidence of the various components of such rate(s).

     If any insurance coverage on the Building or any part thereof is actually, or threatened to be, either cancelled, reduced or materially adversely changed by the insurer by reason of the use or occupancy of the Leased Premises or any part thereof, and if Tenant fails to remedy the condition or use or occupancy giving rise to such actual or threatened cancellation, reduction or change within twenty-four (24) hours after notice thereof by Landlord then the Landlord may at its option either:

     (a) re-enter and take possession of the Leased Premises forthwith by leaving upon the Leased Premises a notice in writing of its intention to do so and thereupon the provisions of this Lease respecting Landlord's remedies shall apply; or

     (b) enter upon the Leased Premises and remedy the condition, use or occupancy giving rise to such actual or threatened cancellation, reduction or change, and Tenant shall pay to Landlord on demand as Additional Rent the cost thereof to Landlord. Tenant agrees that no such entry by Landlord shall be deemed a re-entry or a breach of any covenant of quiet enjoyment contained in this Lease.

     Tenant agrees that Landlord shall not be liable for any loss or damage to any Person or property located on the Leased Premises as a result of any entry or re-entry by Landlord pursuant to this Section 8.2.

8.3  Tenant's Insurance
     ------------------

     (a) Tenant shall, at its sole cost and expense, take out and keep in full force and effect and pay all premiums for, throughout the Term and during such other time as Tenant occupies the Leased Premises or any part thereof, the following insurance:

          (i) comprehensive general liability insurance including but not limited to property damage, bodily injury liability, contractual liability, non-owned automobile liability and owners' and contractors' protective insurance coverage with respect to the Leased Premises and Tenant's use of the
                    Building and the Lands, coverage to include the activities conducted by Tenant and any other Person on the Leased Premises, and by Tenant, those for whom Tenant is in law responsible and any other Person performing work on behalf of Tenant in any other part of the Building or the Lands. Such policies shall have inclusive limits of at least Five Million ($5,000,000.00) Dollars for each occurrence involving bodily injury, death or property damage, or such higher limits as Landlord may from time to time reasonably require;

          (ii) insurance upon property of every kind and description owned by Tenant, or for which Tenant is legally liable, or installed by or on behalf of Tenant in the Building, without limitation, stock-in-trade, if appropriate, furniture, fixtures, interior plate glass and leasehold improvements, in an amount of not less than the full replacement cost thereof, which amount shall be conclusively determined by Landlord in the event of any dispute with respect thereto. Such coverage shall insure at least against fire and such other perils as are from time to time included in the standard "all-risks" coverage including, without limitation, sprinkler leakages (where applicable), earthquake, flood and collapse;

          (iii) if appropriate, broad form comprehensive boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount not less than the full replacement costs of all leasehold improvements and of all boilers, pressure-vessels, air conditioning equipment and miscellaneous electrical apparatus owned or operated by Tenant or by others (other than Landlord) on behalf of Tenant in or relating to or serving the Leased Premises;


          (iv) business interruption insurance in such amounts as are from time to time necessary to reimburse Tenant for direct or indirect loss of earnings attributable to any of the perils required to be insured against by Tenant pursuant hereto or any other perils commonly insured against by prudent tenants in similar circumstances or attributable to prevention of access to Leased Premises or the Building as a result of such perils;

          (v) tenant's legal liability insurance for the whole replacement cost of the Leased Premises, including loss of use thereof;

          (vi) standard owners' form automobile policy providing third party liability insurance with inclusive limits of not less than Two Million ($2,000,000.00) Dollars, and accident benefit insurance, covering all licensed vehicles owned or operated by or on behalf of Tenant; and

          (vii) any other form of insurance, in such amounts and against such risks, as Landlord may from time to time reasonably require.

     (b) Each of Tenant's insurance policies shall name Landlord and any Persons designated by Landlord as additional named insured as their respective interests may appear and shall contain, as appropriate,

          (i) the standard mortgage clause as may be required by any mortgagee of Landlord;

          (ii) a waiver of any subrogation rights which Tenant's insurers would have against Landlord or any Person for whom Landlord is in law responsible;

          (iii) a severability of interests clause and a cross-liability clause;

          (iv) a provision stating that Tenant's insurance policy shall be primary and shall not call into contribution any other insurance available to Landlord; and

          (v) a waiver, as respects the interests of Landlord and of any mortgagee, of any provision in any of Tenant's insurance policies with respect to any breach of any warranties, representations, declarations, or conditions contained in the said policies.

     (c) All policies shall be taken out with such insurers and be in such form as are satisfactory from time to time to Landlord. Tenant shall deliver to Landlord either certificates of insurance in the form designated by Landlord or certified copies of Tenant's insurance policies as soon as practicable after the placement of such insurance, and shall from time to time furnish to Landlord certificates or other evidences acceptable to Landlord as to Tenant's insurance in effect and its renewal or continuation in force, together with such evidence as may be required by the Landlord as to the method of determination of the full replacement cost of Tenant's stock-in-trade, furniture, fixtures, interior plate glass and leasehold improvements.

     (d) All policies shall contain an undertaking by the insurers that no material change, cancellation or termination of any policy will be made unless Landlord has received not less than thirty (30) days prior written notice thereof, delivered in accordance with the provisions of this Lease.

8.4  Landlord's Right to Place Tenant's Insurance
     --------------------------------------------

     If Tenant at any time fails to take out, keep in force or pay the premiums on, any such insurance as required herein, or if Tenant fails from time to time to deliver to Landlord satisfactory proof of the good standing of any such insurance or the payment of premiums thereon as required herein then in any such event Landlord shall, without prejudice to any of its other rights and remedies under this Lease, have the right but not the obligation to effect such insurance on behalf of Tenant, and the cost thereof together with all reasonable expenses incurred by Landlord shall be paid by Tenant to Landlord upon demand.

ARTICLE 9.00 - INJURY TO PERSON OR PROPERTY
-------------------------------------------

9.1  Loss or Damage
     --------------

     The Landlord shall not be liable for any death or injury arising from or out of any occurrence in, upon, at, or relating to, the Building or the Lands, or damage to property of the Tenant or of others located on the Leased Premises or elsewhere in the Building or upon the Lands, nor shall the Landlord be responsible for any loss of or damage to any property of the Tenant or others from any cause whatsoever, whether or not any such death, injury, loss or damage results from the negligence of the Landlord, its agents, servants or employees or other Persons for whom it may, in law, be responsible. Without limiting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to Persons or property resulting from fire, explosion, falling plaster, falling ceiling tile, falling ceiling fixtures and diffuser coverings, steam, gas, electricity, water, rain, flood, snow or leaks from any part of the Leased Premises or from the pipes, sprinklers, appliances, plumbing works, roof, windows or subsurface of any floor or ceiling of the Building or from the adjoining streets or any other place or by dampness or by any other cause whatsoever. The Landlord shall not be liable for any such damage caused by other tenants or Persons in the Building or by occupants of adjacent property thereto, or the public, or caused by construction or by any private, public or quasi-public work. All property of the Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of the Tenant only and the Tenant shall indemnify the Landlord and save it harmless from any claims arising out of any damages to the same including, without limitation, any subrogation claims by the Tenant's insurers.

9.2  Indemnity by Tenant
     -------------------

     The Tenant will indemnify the Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with the loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises, the occupancy or use by the Tenant of the Leased Premises or any part thereof or occasioned wholly or in part by any act or omission of the Tenant. In case the Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, then the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses and solicitors' fees on a solicitor and his client basis incurred or paid by the Landlord in connection with such litigation. The foregoing obligation of the Tenant shall survive the expiration or earlier termination of the Term.


ARTICLE 10.0 - ASSIGNMENT AND SUBLETTING
----------------------------------------

10.1 Assignment, Subletting and Transfers
     ------------------------------------

     The Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part or otherwise transfer its rights to all or any part of the Leased Premises or the occupancy thereof, and will not mortgage, charge or otherwise encumber this Lease or the Leased Premises (such assignment, subletting, transfer, mortgage, charge and encumbrance being herein called a "Transfer") to or in favour of any Person (herein called a "Transferee") without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld but shall be subject to the Landlord's rights under Section 10.2 and, notwithstanding any statutory provision to the contrary, it shall not be considered unreasonable for the Landlord to take into account the following factors in deciding whether to grant or withhold its consent:

     (a) whether such Transfer is in violation or in breach of any covenants or restrictions made or granted by the Landlord to other tenants or occupants or prospective tenants or occupants of the Building;

     (b) whether in the Landlord's opinion, the financial background, business history and capability of the proposed Transferee is satisfactory; and

     (c) if the Transfer is to an existing tenant of the Landlord; and the consent by the Landlord to any Transfer if granted shall not constitute a waiver of the necessity for such consent to any subsequent Transfer. This prohibition against a Transfer shall include a prohibition against any Transfer by operation of law and no Transfer shall take place by reason of the failure of the Landlord to give notice to the Tenant within 30 days as required by Section 10.2.

10.2 Landlord's Right to Terminate
     -----------------------------

     If the Tenant intends to effect a Transfer or if a Transfer occurs by operation of law, the Tenant shall give at least thirty (30) days prior written notice to Landlord of such intent or occurrence specifying the identity of the Transferee, the type of Transfer intended or occurring, the portion of the Leased Premises affected thereby, and the financial and other terms of the Transfer, and shall provide such financial, business or other information relating to the proposed Transferee and its principals as the Landlord or its mortgagee requires, together with copies of any documents which record the particulars of the intended or occurring
     Transfer. The Landlord shall, within 30 days after having received such notice and all requested information, notify the Tenant either that it:

     (a) consents or does not consent to the Transfer in accordance with the provisions and qualifications of this Article 10.00; or

     (b) elects to terminate this Lease as to the whole or part, as the case may be, of the Leased Premises affected by the intended or occurring Transfer.

     If the Landlord elects to terminate this Lease in whole or in part it shall stipulate in its notice the termination date of this Lease, which date shall be no less than 30 days nor more than 90 days following the giving of such notice termination.

10.3 Conditions of Landlord's Consent
     --------------------------------

     The Landlord's consent to any subletting or parting with possession of all or any part of the Leased Premises or to an assignment of this Lease shall be subject to the condition that:

     (a) the minimum rent and additional rent payable by the sublessee, occupant or assignee, as the case may be, shall not be proportionately less than the Minimum Rent and Additional Rent payable hereunder as at the effective date of the sublease, parting with possession or assignment, as the case may be (including any increases provided for in this Lease);

     (b) if the minimum rent and/or additional rent to be paid by the sublessee, occupant or assignee, as the case may be, proportionately exceeds the Minimum Rent and/or Additional Rent payable hereunder, the amount of such excess shall be paid by the Tenant to the Landlord as Additional Rent, if, as and when received the Tenant; and

     (c) if the Tenant receives from any sublessee, occupant or assignee, as the case may be, either directly or indirectly, any consideration other than minimum rent or additional rent for such sublease, occupancy or assignment, as the case may be, either in the form of cash, goods or services, the Tenant shall forthwith pay to the Landlord an amount equivalent to such consideration.

10.4 Conditions of Transfer
     ----------------------

     If there is a permitted Transfer, the Landlord may collect rent from the Transferee and apply the net amount collected to the Rent payable hereunder but no acceptance by the Landlord of any payments by a Transferee shall be deemed a waiver of the Tenant's covenants or an acceptance of the Transferee as tenant or a release of the Tenant from the further performance by the Tenant of its obligations under this Lease. Any consent by the Landlord shall be subject to the Tenant and the Transferee executing an agreement with the Landlord agreeing that the Transferee will be bound by all of the terms of this Lease as if it had originally executed this Lease as tenant; and so as to incorporate any conditions imposed by the Landlord in its consent or required by Section 10.3 and Section 10.4.

10.5 Tenant Not Released
     -------------------

     Notwithstanding any Transfer permitted or consented to by the Landlord, the Tenant shall remain liable under this Lease and shall not be released from performing any of the terms of this Lease.

10.6 No Partial Payments of Rent
     ---------------------------

     Notwithstanding the effective date of any permitted Transfer as between the Tenant and the Transferee, all Minimum Rent and Additional Rent for the month in which such effective date occurs shall be paid in advance by the Tenant so that the Landlord will not be required to accept partial payments of Minimum Rent and Additional Rent for such month from either the Tenant or its Transferee.

10.7 Documentation
     -------------

     Any document evidencing any Transfer permitted by the Landlord, or setting out any terms applicable to such Transfer or the rights and obligations of the Tenant or Transferee thereunder, shall be prepared by the Landlord or its solicitors and all associated legal costs shall be paid by the Tenant.

10.8 Change of Control
     -----------------

     If the Tenant is at any time a company, corporation or partnership, any actual or proposed Change of Control in such company, corporation or partnership shall be deemed to be a Transfer and subject to all of the provisions of this Article 10.00. The Tenant shall make available to the Landlord or its representatives all of its corporate or partnership records, as the case may be, for inspection at all reasonable times, in order to ascertain whether any Change of Control has occurred. For the purposes of this Section, Change of Control means the transfer, or issue of any shares, voting rights or interests by sale, assignment, subscription, transmission on death, or by operation of law (and shall be deemed to include a mortgage, charge or security interest granted on such shares, voting rights or interest), where such transfer, issue, mortgage or charge would result in any change in the effective control of such company, corporation or partnership unless such change occurs as a result of trading on a recognized stock exchange in Canada or the United States and then only so long as the Landlord receives assurances reasonably satisfactory to it that there will be continuity of management and of the business practices of such company or corporation notwithstanding such Change of Control.

10.9 No Advertising
     --------------

     The Tenant shall not advertise that the whole or any part of the Leased Premises are available for assignment or sublease and shall not permit any broker or other Person to do so unless the text and format of such advertisement is approved in writing by the Landlord. No such advertisement shall contain any reference to the Rent for the Leased Premises.

10.10 Assignment by Landlord
      ----------------------

     The Landlord shall have the unrestricted right to sell, lease, convey or otherwise dispose of all or any part of the Building and the Lands or this Lease or any interest of the Landlord therein. To the extent that the purchaser, lessee or assignee from the Landlord assumes the obligations of the Landlord under this Lease, the Landlord shall thereupon and without further agreement be released of liability under this Lease to the extent of such assumption.


ARTICLE 11.00 - SURRENDER
-------------------------

11.1 Possession
     ----------

     Upon the expiration or other termination of the Term, the Tenant shall immediately quit and surrender possession of the Leased Premises in the condition in which the Tenant is required to maintain the Leased Premises. Upon such surrender, all right, title and interest of the Tenant in the Leased Premises shall cease.

11.2 Trade Fixtures and Improvements
     -------------------------------

     Subject to the Tenant's rights under Section 7.5, after the expiration or other termination of the Term all of the Tenant's trade fixtures and Improvements remaining in the Leased Premises shall be deemed conclusively to have been abandoned by the Tenant and may be appropriated, sold, destroyed or otherwise disposed of by the Landlord without notice or obligation to compensate the Tenant or to account therefor, and Tenant shall pay to the Landlord on written demand all reasonable costs incurred by the Landlord in connection therewith. Notwithstanding anything contained in this Section or in Section 7.3, 7.4 and 7.5 herein, the Landlord shall have the option of requiring the Tenant to remove any trade fixtures and/or Improvements made to the Leased Premises by or on behalf or at the request of the Tenant (and whether installed by the Tenant or not) and to restore the Leased Premises to the state that existed prior to the making of any such trade fixtures and/or Improvements therein whether by Landlord or Tenant. In such case the Tenant shall promptly repair at its own expense any damage to the Leased Premises resulting from such removal.

11.3 Payments after Termination
     --------------------------

     No payments of money by the Tenant to the Landlord after the expiration or other termination of the Term or after the giving of any notice (other than a demand for payment of money) by the Landlord to the Tenant, shall reinstate, continue or extend the Term or make ineffective any notice given to the Tenant prior to the payment of such money. After the service of notice of the commencement of a suit, or after final judgment granting the Landlord possession of the Leased Premises, the Landlord may receive and collect any sums of Rent due under the Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment theretofore obtained.

ARTICLE 12.00 - HOLDING OVER
----------------------------

12.1 Month to Month Tenancy
     ----------------------

     If the Tenant remains in possession of the Leased Premises with or without the Landlord's written consent after the expiration or other termination of the Term, the Tenant shall be deemed to be occupying the Leased Premises on a month to month tenancy only, at a monthly rental equal to one hundred and fifty percent (150%) of the Minimum Rent and Additional Rent in the last month of the Term or such other rental as is agreed in writing by the Landlord and the Tenant, and such month to month tenancy may be terminated by the Landlord or the Tenant on the last day of any calendar month by delivery of at least thirty (30) days' advance notice of termination to the other.

12.2 General
     -------

     Any month to month tenancy shall be subject to all other terms conditions of this Lease except any right of renewal and nothing contained in this
     Article 12.00 shall be construed to limit or impair any of the Landlord's rights of re-entry eviction or constitute a waiver thereof.


ARTICLE 13.00 - RULES AND REGULATIONS
-------------------------------------

13.1 Purpose
     -------

     The Rules and Regulations in Schedule "D" have been adopted by the Landlord for the safety, benefit and convenience of all tenants and other Persons in the Building.


13.2 Observance
     ----------

     The Tenant shall at all times comply with, and shall cause its employees, agents, licensees and invitees to comply with, the Rules and Regulations from time to time in effect.

13.3 Modification
     ------------

     The Landlord may from time to time, for the purposes set out in Section 13.1, amend, delete from or add to the Rules and Regulations, provided that any such modification;

     (a)  shall not be repugnant to any other provision of this Lease,

     (b) shall be reasonable and have general application to all tenants in the Building, and

     (c) shall be effective upon delivery of a copy thereof to the Tenant at the Leased Premises.

13.4 Non-Compliance
     --------------

     The Landlord shall not be responsible to the Tenant for failure of any Person to comply with such Rules and Regulations.

ARTICLE 14.00 - DAMAGE AND DESTRUCTION
--------------------------------------

14.1 No Abatement
     ------------

     If the Leased Premises or the Building are damaged or destroyed in whole or in part by fire or any other occurrence, this Lease shall continue in full force and effect and there shall be no abatement of Rent except as provided in this Article 14.00.

14.2 Damage to Leased Premises
     -------------------------

     If the Leased Premises are at any time destroyed or damaged as a result of fire or any other occurrence insured against by the Landlord and not caused or contributed to by the Tenant and such damage is such that, in the opinion of the Landlord, the Leased Premises can be rebuilt or restored and made fit for the purpose of the Tenant within one hundred and eighty (180) days of the happening of such damage or destruction then the following provisions shall apply:

     (a) if the Leased Premises are rendered untenantable only in part, the Landlord shall proceed to diligently repair the Leased Premises to the extent only of its obligations under Section 6.4 and Rent shall abate proportionately to the portion of the Leased Premises rendered untenantable from the date of destruction or damage until the Landlord's repairs have been substantially completed;

     (b) if the Leased Premises are rendered wholly untenantable, the Landlord shall proceed to diligently repair the Leased Premises to the extent only of its obligations pursuant to Section 6.4 and Rent shall abate entirely from the date of destruction or damage until the Landlord's repairs have been substantially completed;

     (c) if the Leased Premises are not rendered untenantable in whole or in part, the Landlord shall diligently perform such repairs to the Leased Premises to the extent only of its obligations under Section 6.4, but in such circumstances Rent shall not abate;

     (d) upon being notified by the Landlord that the Landlord's repairs have been substantially completed, the Tenant shall diligently perform all repairs to the Leased Premises which are the Tenant's responsibility under Section 7.1 and all other work required to fully restore the Leased Premises for use in the Tenant's business, in every case at the Tenant's cost and without any contribution to such cost by the Landlord, whether or not the Landlord has at any time made any contribution to the cost of supply, installation or construction of Improvements in the Leased Premises;

     (e) nothing in this Section shall require the Landlord to rebuild the Leased Premises in the condition which existed before any such damage or destruction occurred so long as the Leased Premises as rebuilt will have reasonably similar facilities to those in the Leased Premises prior to such damage or destruction, having regard, however, to the age of the Building at such time; and

     (f) nothing in this Section shall require the Landlord to undertake any repairs having a cost in excess of the insurance proceeds actually received by the Landlord with respect to such damage or destruction.

14.3 Right of Termination
     --------------------

     If the damage or destruction which has occurred in the Leased Premises is such that in the reasonable opinion of the Landlord the Leased Premises cannot be rebuilt or made fit for the purposes of the Tenant within one hundred and eighty (180) days of the happening of the damage or destruction, the Landlord may, at its option, terminate this Lease on notice to the Tenant given within thirty (30) days after such damage or destruction. If such notice is given, Minimum Rent and Additional Rent shall be apportioned and paid to the date of such damage or destruction and the Tenant shall immediately deliver vacant possession of the Leased Premises in accordance with the terms of this Lease.

14.4 Destruction of Building
     -----------------------

     Notwithstanding any other provision of this Lease, if:

     (a) 35% or more of the Total Rentable Space in the Building is destroyed or damaged by any cause; or

     (b) portions of the Building which affect services essential thereto are damaged or destroyed and, in the reasonable opinion of the Landlord, cannot be reasonably repaired within one hundred and eighty (180) days after the occurrence of the damage or destruction; then the Landlord may, by notice to the Tenant given within thirty (30) days of such damage or destruction, terminate this Lease, in which event neither the Landlord nor the Tenant shall be bound to repair and the Tenant shall surrender the Leased Premises to the Landlord within thirty (30) days after delivery of its notice of termination and Minimum Rent and Additional Rent shall be apportioned and paid to the date on which the Tenant delivers vacant possession of the Leased Premises, subject to any abatement to which the Tenant may be entitled under Section 14.2 and provided that if the Landlord does not so elect to terminate this Lease, the Landlord shall proceed to diligently repair that part of the Building damaged or destroyed, but only to the extent of the Landlord's obligations under
     Section 6.4 and exclusive of any Tenant's responsibilities with respect to such repair. If the Landlord elects to repair the Building, the Landlord may do so in accordance with plans and specifications other than those used in the original construction of the Building.

14.5 Architect's Certificate
     -----------------------

     For the purposes of Sections 14.2 and 14.4 above, the certificate of the Architect appointed by the Landlord shall bind the parties as to:

     (a) the percentage of the Total Rentable Space in the Building damaged or destroyed;

     (b) whether or not the Leased Premises are rendered untenantable and the percentage of the Leased Premises rendered untenantable;

     (c) the time required to rebuild, restore and make the Leased Premises fit for the purposes of the Tenant;

     (d) the date upon which either the Landlord's or the Tenant's work of reconstruction or repair is substantially completed; and

     (e)  the state of completion of any work of the Landlord or the Tenant.

ARTICLE 15.00 - ACKNOWLEDGEMENTS, ATTORNMENT, SUBORDINATION
-----------------------------------------------------------

15.1 Acknowledgment of Tenancy
     -------------------------

     Within ten (10) days after request therefor by the Landlord, or in the event that upon any sale, assignment, mortgage, charge or hypothecation of the Leased Premises, the Lands and/or the Building by the Landlord and an acknowledgment of tenancy is required from the Tenant, the Tenant agrees to deliver a certificate to any proposed mortgagee or purchaser, or to the Landlord, certifying (if such be the case) that this Lease is in full force and effect; that Rent is paid currently without any defences or offsets thereto; that the Tenant is in possession; that there are no prepaid rents or security deposits other than those set out in this Lease; that there are no uncured defaults by the Landlord or stating those claimed by the Tenant, and such other matters as the Landlord may reasonably require. Any such statement may be relied upon by any prospective transferee or encumbrancer of all or any portion of the Leased Premises, the Lands and/or the Building, or any assignee of any such transferee or encumbrancer.

15.2 Attornment
     ----------

     The Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the Building and/or the Lands or any part thereof, attorn to the mortgagee or purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

15.3 Subordination
     -------------

     Upon request of the Landlord, the Tenant will subordinate or postpone its rights hereunder to the lien of any mortgage or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Building and/or the Lands or any part thereof and to all advances made or hereafter to be made upon the security thereof or will acknowledge the subordination or postponement of any such mortgage or lien or its rights hereunder.

15.4 Power of Attorney
     -----------------

     The Tenant, upon request of any party, shall execute promptly such instruments or certificates to carry out the intent of Sections 15.1, 15.2 and 15.3 above as shall be requested. If fifteen (15) days after the date of a written request by the Landlord to execute such instruments, the Tenant shall not have executed the same, the Landlord may at its option, execute such instruments or certificates as the attorney for the Tenant and the Tenant hereby authorizes the Landlord to do so.

15.5 Financial Information
     ---------------------

     The Tenant shall, upon request, provide the Landlord with such information as to the Tenant's and/or the Indemnifier's financial standing and corporate organization as the Landlord or its mortgagee(s) may require from time to time. Failure of the Tenant to comply with the Landlord's request herein shall constitute a default under the terms of this Lease and the Landlord shall be entitled to exercise all of its rights and remedies provided for in this Lease.

ARTICLE 16.00 - NOTICES
-----------------------

16.1 Notice
     ------

     Any demand, approval, consent or notice from one party to the other hereunder shall be in writing and shall be deemed duly served if delivered personally to a responsible employee of the party being served, or if mailed by registered mail addressed to the Tenant at the Leased Premises (whether or not the Tenant has departed from, vacated or abandoned the same) or to the Landlord at the place from time to time established for the payment of Rent. Any notice shall be deemed to have been given at the time of personal delivery or, if mailed, three (3) business days after the date of mailing thereof. Either party shall have the right to designate by notice, in the manner above set forth, a different address to which notices are to be mailed.


ARTICLE 17.00 - DEFAULT
-----------------------

17.1 Interest and Costs
     ------------------

     The Tenant shall pay monthly to the Landlord interest at the Stipulated Rate of Interest on all Rent required to be paid hereunder from the due date for payment thereof until the same is fully paid and satisfied. The Tenant shall indemnify the Landlord against all costs and charges (including legal fees) lawfully and reasonably incurred in enforcing payment thereof and in obtaining possession of the Leased Premises after default of the Tenant, or upon expiration or earlier termination of the Term of this Lease or in enforcing any covenant, proviso or agreement of the Tenant herein contained.

17.2 Right to Re-enter
     -----------------

     When;

     (a) the Tenant shall be in default in the payment of any Rent whether lawfully demanded or not and such default shall continue for a period of five (5) consecutive days following written notice from the Landlord of such default; or

     (b) the Tenant shall be in default of any of its covenants, obligations or agreements under this Lease or of any term or condition of this Lease (other than its covenant to pay Rent) and such default shall continue for a period of fifteen (15) consecutive days after written notice by the Landlord to the Tenant specifying with reasonable particularity the nature of such default and requiring same to be remedied;

     then and in any of such cases the then current month's Rent, together with the Rent for the three (3) months next ensuing shall immediately become due and payable and at the option of the Landlord, the Term shall become forfeited and void, and the Landlord may without notice or any form of legal process whatsoever forthwith re-enter upon the Leased Premises or any part thereof in the name of the whole and repossess and enjoy the same as of its former estate, anything contained in any statute or law to the contrary notwithstanding, provided, however, that such forfeiture shall be wholly without prejudice to the right of the Landlord to recover arrears of Rent or damages for any antecedent default by the Tenant of its covenants, obligations or agreements under this Lease or any term or condition of this Lease and provided further that notwithstanding any such forfeiture the Landlord may subsequently recover from the Tenant damages for loss of Rent suffered by reason of this Lease having been prematurely determined.

17.3 Right to Relet
     --------------

     Should the Landlord elect to re-enter as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Leased Premises, and relet the Leased Premises or any part thereof as agent for the Tenant for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Landlord in its sole discretion may deem advisable; upon each reletting all rentals received by the Landlord from such reletting shall be applied; first, to the payment of any indebtedness other than Rent due hereunder from the Tenant to the Landlord; second, to the repayment of any costs and expenses of such reletting, including brokerage fees and solicitors' fees and the costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder, and the residue, if any, shall be held by the Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such Rent received from such reletting during any month be less than that to be paid during that month by the Tenant hereunder, the Tenant shall pay any such deficiency to the Landlord. Such deficiency shall be calculated and paid monthly.

     No such re-entry or taking possession of the Leased Premises by the Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to the Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, the Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should the Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from the Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, and including the worth at the time of such termination of the excess, if any, of the amount of Rent and charges equivalent to Rent reserved in this Lease for the remainder of the Term hereof, all of which amounts shall be immediately due and payable from the Tenant to the Landlord. In determining the Rent which would be payable by the Tenant hereunder, subsequent to default, the Minimum Rent for each year of the unexpired Term shall be equal to the then annual Minimum Rent required to be paid by the Tenant as the time of default, together with all Additional Rent which would have been payable during the calendar year in which this Lease was terminated, pro-rated over a full calendar year, if required.

17.4 Legal Expenses
     --------------

     In case suit shall be brought for recovery of possession of the Leased Premises, for the recovery of Rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of the Tenant to be kept or performed and a breach shall be established, the Tenant shall pay to the Landlord all expenses incurred therefor, including reasonable solicitors' and counsel fees on a solicitor and his client basis.

17.5 Bankruptcy
     ----------

     The Tenant covenants and agrees that if the Term or any of the goods and chattels of the Tenant on the Leased Premises shall be at any time during the Term seized or taken in execution or attachment by any creditor of the Tenant or if the Tenant shall make any assignment for the benefit of creditors or any bulk sale or, becoming bankrupt or insolvent, shall take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors or if any order shall be made for the winding up of the Tenant, or if a Receiver or Manager should be appointed for or should take possession of the assets or undertaking of the Tenant, or if the Leased Premises shall without the written consent of the Landlord become and remain vacant for a period of fifteen (15) days, or be used by any other Persons than such as are entitled to use them under the terms of this Lease, or if the Tenant shall without the written consent of the Landlord abandon or attempt to abandon the Leased Premises or to sell or dispose of goods or chattels of the Tenant or to remove them or any of them from the Leased Premises so that there would not in the event of such abandonment, sale or disposal be sufficient goods on the Leased Premises subject to distress to satisfy the Rent above due or accruing due, then and in every such case the then current month's Rent and the next ensuing three (3) months' Rent shall immediately become due and be paid and the Landlord may re-enter and take possession of the Leased Premises as though the Tenant or the servants of the Tenant or any other occupant of the Leased Premises were holding over after the expiration of the Term and the Term shall, at the option of the Landlord, forthwith become forfeited and determined, and in every one of the cases above such accelerated Rent shall be recoverable by the Landlord in the same manner as the Rent hereby reserved and as if Rent were in arrears and the said option shall be deemed to have been exercised if the Landlord or its agents give notice to the Tenant as provided for herein.

17.6 The Landlord May Perform Covenants
     ----------------------------------

     If the Tenant shall fail to perform any of its covenants or obligations under or in respect of this Lease, the Landlord may from time to time at its discretion, perform or cause to be performed any of such covenants or obligations, or any part thereof, and for such purpose may do such things upon or in respect of the Leased Premises or any part thereof as the Landlord may consider requisite or necessary.

     All expenses incurred and expenditures made by or on behalf of the Landlord under this Section shall be forthwith paid by the Tenant and if the Tenant fails to pay the same, the Landlord may add the same to the Rent and recover the same by all remedies available to the Landlord for the recovery of Rent in arrears.

17.7 Landlord May Follow Chattels
     ----------------------------

     Provided that in the case of removal by the Tenant of the goods and chattels of the Tenant from the Leased Premises, the Landlord may follow the same for thirty (30) days in the same manner as is provided for in the Commercial Tenancies Act, c.L. 7 as amended.

17.8 Waiver of Exemptions
     --------------------

     The Tenant hereby covenants and agrees with the Landlord in consideration of the premises and of the leasing and letting by the Landlord to the Tenant of the Leased Premises for the Term hereby created (and it is upon that express understanding that these presents are entered into) that notwithstanding anything contained in Section 30 of the Commercial Tenancies Act, c.L. 7, as amended, or in any other Statute which may hereafter be passed to take the place of the said Act or to amend the same, none of the goods or chattels of the said Tenant at any time during the continuance of the Term hereby created on the Leased Premises shall be exempt from levy by distress for Rent in arrears by the Tenant as provided for by any Section or Sections of the said Act, or any amendment or amendments thereto, and that upon any claim being made for such exemption by the tenant or on distress being made by the Landlord this covenant and agreement may be pleaded as an estoppel against the Tenant in any action brought to test the right to the levying upon any such goods as are named as exempted in said Section or Sections or amendment or amendments thereto, the Tenant waiving as the Tenant hereby does, all and every benefit that could or might have accrued to the Tenant under and by virtue of the said Section or Sections of the said Act or any amendment or amendments thereto but for this covenant.

ARTICLE 18.00 - INDEMNIFIER
---------------------------

18.1 Indemnifier's Covenants
     -----------------------

     Deleted Intentionally.


ARTICLE 19.00 - MISCELLANEOUS
-----------------------------

19.1 Waiver
     ------

     Failure by the Landlord to require performance of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or of any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by the Landlord shall not be deemed to be a waiver of any preceding breach by the Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular Rent so accepted, regardless of the Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No covenant, term or condition of this Lease shall be deemed to have been waived by the Landlord, unless such waiver be in writing by the Landlord.

19.2 Accord and Satisfaction
     -----------------------

     No payment by the Tenant or receipt by the Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement or any cheque or any letter accompanying any cheque or payment as Rent be deemed an accord and satisfaction, and the Landlord may accept such cheque or payment without prejudice to the Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

19.3 Entire Agreement
     ----------------

     This Lease and the Schedules and Riders, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between the Landlord and the Tenant concerning the leased Premises and there are no covenants, promises, warranties, agreements, conditions or representations, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the Landlord or the Tenant unless reduced to writing and signed by them.

19.4 No Partnership
     --------------

     The Landlord does not, in any way or for any purpose, become a partner of the Tenant in the conduct of its business, or otherwise, or joint venturer or a member a of a joint enterprise with the Tenant under the terms of this Lease.

19.5 Force Majeure
     -------------

     In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labour troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. Notwithstanding anything herein contained, the provisions of this Section
     19.5 shall not operate to excuse the Tenant from the prompt payment of Rent, nor entitle the Tenant to compensation for any inconvenience, nuisance or discomfort thereby.

19.6 Name of Building
     ----------------

     The Landlord shall have the right to change the name, number or designation of the Building during the Term without liability to the Tenant.

19.7 Consent not Unreasonably Withheld
     ---------------------------------

     Except as otherwise specifically provided, whenever consent or approval of the Landlord or the Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. The Tenant's sole remedy if the Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance or with respect to Article 10.00 such other remedies as are available under the Commercial Tenancies Act, c.L. 7, as amended, and the Landlord shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefor.

19.8 Approval in Writing
     -------------------

     Wherever the Landlord's consent is required to be given hereunder or wherever the Landlord must approve any act or performance by the Tenant, such consent or approval, as the case may be, shall be given in writing by the Landlord before same shall be deemed to be effective.

19.9 Registration
     ------------

     The Tenant shall not register this Lease without the written consent of the Landlord. However, upon the request of either party hereto the other party shall join in the execution of a memorandum or notice of this Lease for the purpose of registration. Said memorandum or notice of this Lease shall describe the parties, the Leased Premises and the Term and shall be prepared and registered at the expense of the Tenant.

19.10 Governing Law
      -------------

     The Lease is to be governed by and construed according to the laws of the Province of Ontario.

19.11 Captions and Section Numbers
      ----------------------------

     The captions, section numbers and article numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles or of this Lease, nor in any way affect this Lease.

19.12 Partial Invalidity
      ------------------

     If any term, covenant or condition of this Lease or the application thereof to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease and/or the application of such term, covenant or condition to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be separately valid and enforceable to the fullest extent permitted by law.

19.13 No Option
      ---------

     The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by the Landlord and the Tenant.

19.14 Compliance with The Planning Act
      --------------------------------

     It is an expressed condition of the within lease and the Landlord and the Tenant so agree and declare that the provisions of Section 50 of The Planning Act, R.S.O. 1990, c.P. 13, and amendments thereto, be complied with if applicable in law. Until any necessary consent to the Lease is obtained, the Term (including any extensions thereof) and the Tenant's rights and entitlement granted by this Lease are deemed to extend for a period not exceeding twenty-one (21) years less one (1) day from the Commencement Date. The Tenant shall apply diligently to prosecute such application for such consent forthwith upon the execution of the Lease by both the Landlord and the Tenant and the Tenant shall be responsible for all costs, expenses, taxes and levies imposed, charged or levied as a result of such application and in order to obtain such consent. The Tenant shall keep the Landlord informed, from time to time, of its progress in obtaining such consent and the Landlord shall cooperate with the Tenant in regard to such application. Notwithstanding the foregoing provisions of this Section 19.14, the Landlord reserves the right at any time to apply for such consent in lieu of the Tenant (on behalf and at the expense of the Tenant) and the Tenant's application is hereby expressly made subject to any application which the Landlord intends to make.

19.15 Security Deposit
      ----------------

     Deleted Intentionally.

19.16 Time To Be of the Essence
      -------------------------

     Time shall be of the essence of this Indenture of Lease.

19.17 Successors and Assigns
      ----------------------

     Except as otherwise specifically provided, the covenants, terms and conditions contained in this Lease shall apply to and bind the heirs, successors, executors, administrators and/or assigns of the parties hereto.

19.18 Relocation of Leased Premises
      -----------------------------

     The Landlord  shall have the right at anytime  during the Term,  upon sixty
     (60) days' prior written notice to the Tenant, to relocate the Tenant to other premises located in the Office Portion of the Building, (the "Relocated Premises") and in such event the following terms and conditions shall be applicable:

     (a) The Relocated Premises (which term shall mean the Leased Premises after relocation) shall contain approximately the same Rentable Space as the Leased Premises prior to relocation;

     (b) The Landlord shall provide at its expense leasehold improvements in the Relocated Premises at least equal to the standard of the leasehold improvements in the Leased Premises which have been completed or which the Landlord is obligated hereunder to provide in the Leased Premises;

     (c)  The Landlord shall pay for the reasonable costs (if any) of moving the

          Tenant's trade fixtures and furnishings from the Leased Premises to the Relocated Premises;

     (d) All other terms and conditions of this Lease shall apply to the Relocated Premises except insofar as they are inconsistent with the terms and conditions of this Section 19.18.

19.19 Joint and Several Liability
      ---------------------------

     If two or more individuals, corporations, partnerships or other business associations or any combination of two or more thereof, shall sign this Lease as Tenant the liability of each such individual, corporation, partnership or other business association to pay Rent and perform all of the obligations under this Lease shall be deemed to be joint and several. If a Tenant named in this Lease is a partnership or other business association, the members of which by law are subject to personal liability, the liability of each such member shall be deemed to be joint and several.

19.20 Condition of the Premises
      -------------------------

     Other than the Landlord's Work outlined in Schedule "F", the Tenant acknowledges that it shall accept the Leased Premises on "as is" basis, with the understanding that any leasehold improvements currently in place shall remain for the use of the Tenant for the duration of the Lease term, and with the Landlord's acknowledgement that the HVAC system, lighting and electrical systems in the Leased Premises shall be in good working order prior to the Tenant taking occupancy of the Leased Premises.

19.21 Extension
      ---------

     Provided it is mutually agreed and understood that if the Tenant is not in default of any of the terms of the Lease at the time of the exercise of the option herein, then the Landlord shall, at the expiration of the Term hereof, upon written request of the Tenant, grant to the Tenant an extension of this Lease for a further period of five (5) years (the
     "Extended Term") upon the same terms and conditions as contained herein, save as to leasehold inducements and fixturing period, save as to Landlord's work, save as to the rental rate, free rent, parking and storage charges, save as to any further right of extension and in an "as is" condition. Provided always that the Tenant shall have given to the Landlord at least six (6) months and not more than 12 months notice in writing before the expiration of the Term of its desire to have such extension. The rental rate for the Extended Term shall be at the then current fair market rate at the time of the exercise by the Tenant for premises in the Building and as mutually agreed between the Landlord and the Tenant. In the event that the Landlord and the Tenant are unable to agree upon the rental rate for the Extended Term by 90 days prior to the Lease expiry date or extension thereof, as the case may be, the matter shall be submitted to arbitration by notice given by either party to the other. Upon such notice being given, the dispute shall be determined by the award of 3 arbitrators, or by a majority of them, one to be named by the Landlord and one by the Tenant within 30 days of the giving of such notice, and the 3rd to be selected by these 2 arbitrators within 7 days after both have been nominated. If either the Landlord or the Tenant shall neglect or refuse to name its arbitrator in the time specified or to proceed with the arbitration, the arbitrator named by the other party shall proceed with the arbitration, and the award of such arbitrator shall be final and binding upon the Landlord and the Tenant. The arbitrators shall have all the power given by the Arbitration Act of Ontario and may at any time proceed in such manner as they see fit on such notice as they deem reasonable in the absence of either party, if such party fails to attend. Each party shall pay its own costs and shall share equally the costs of arbitration. The award and determination of the arbitrators shall be final and binding upon both parties hereto and each party agrees not to appeal any such award or determination.

     The rental shall not be less than the Minimum Rent payable during the last year of the Term.

     If the award of the arbitrators is not given before the commencement date of the Extended Term, then the Tenant shall continue to pay its existing Rent, which shall be adjusted forthwith after the award of the arbitrators has become final and binding, to be calculated from the commencement date of the Extended Term.

     Interest at the rate set out herein shall be calculated monthly on the difference between the Minimum Rent paid by the Tenant and the actual amount awarded by the arbitrators and shall be paid forthwith upon demand when the arbitrators' decision has been made.

     The extension of lease form shall be prepared by the Landlord at the Tenant's cost.

19.22 Parking
      -------

     The Landlord acknowledges that the Tenant shall be provided random parking stalls in the surface parking area of the Building at a ratio of 3 parking stalls per 1,000 square feet leased.

19.23 Restoration of Premises
      -----------------------

     It is agreed that the Tenant shall not have the obligation to remove the initial leasehold improvements at the termination of the Lease, and that the Landlord agrees to accept the Leased Premises in the configuration in which it is structured at the completion of the Landlord's Work. Upon termination of the Lease, the Tenant agrees to leave the Leased Premises in a broom swept and tidy condition.

          IN WITNESS WHEREOF the Landlord and Tenant have signed and sealed this Lease as of the day and year first above written.

                                THIRTY EGLINTON WEST INC.

                                Per:
                                    -----------------------------------------
                                    [Authorized Signing Officer]

                                Per:
                                    -----------------------------------------
                                    [Authorized Signing Officer]

                                GRAVITY SPIN INC.

                                Per:
                                    -----------------------------------------
                                    [Authorized Signing Officer]

                                Per:
                                    -----------------------------------------
                                    [Authorized Signing Officer]

                                  SCHEDULE "A"
                                  ------------

                                   DEFINITIONS
                                   -----------

In this Lease:

     (a) "Architect" means such firm of professional architects, surveyors, consultants or engineers as the Landlord may from time to time engage.

     (b)  "Architect's Certificate" means a certificate of the Architect.

     (c) "Building" means the buildings housing the integrated retail and office complex and its related improvements and facilities, all constructed and located on the Lands, as same may from time to time be altered, expanded or reduced. The municipal address of the Building is 30 Eglinton Avenue West, Mississauga, Ontario.

     (d)  "Commencement Date" means the first day of the Term.

     (e) "Common Areas" means (a) those areas, facilities, utilities, improvements, equipment and installations in the Building which, from time to time, are not designated or intended to be leased to tenants of the Building, and (b) those areas, facilities, utilities, improvements, equipment and installations which serve or are for the benefit of the Building, whether or not located within, adjacent to, or near the Building and which are designated from time to time as part of the Common Areas. Common Areas includes, without limitation, all areas, facilities, utilities, improvements, equipment and installations which are provided or designated (and which may be changed from time to time) for the use or benefit of the tenants, their employees, customers and other invitees in common with others entitled to the use or benefit thereof in the manner and for the purposes permitted by the Lease.

          Without limiting the generality of the foregoing, Common Areas includes the roof, exterior wall assemblies (including weather walls), exterior and interior structural elements and bearing walls in the buildings and improvements comprising the Building; parking areas, all vestibules for and entrances and exits thereto and all structural elements thereof; driveways; truckways; related areas; pedestrian sidewalks; landscaped and planted areas; public seating and service areas; corridors; equipment, furniture, furnishings and fixtures; stairways, escalators, ramps and elevators and other transportation equipment and systems; tenant common and public washrooms; electrical, telephone, meter, valve, mechanical, mail, storage, service and janitor rooms and galleries; music, fire prevention, security and communication systems; general signs, including, without limitation, directory signs and canopy signs; columns; pipes; electrical, plumbing, drainage, mechanical, and all other installations, equipment or services located therein or related thereto as well as the structures housing the same (including, without limitation, the heating, ventilating and air-conditioning system of the Building).

     (f) "Landlord" means the Landlord, its successors, assigns and authorized representatives.

     (g) "Lands" means the lands underneath, adjacent and appurtenant to the Building, as more particularly described in Schedule "B" attached hereto as such lands may from time to time be altered, expanded or reduced.

     (h)  "Lease" means this lease

     (i) "Lease Year" means a period of time, the first Lease Year commencing on the Commencement Date and ending on the 31st day of December in the calendar year of the Commencement Date. Thereafter, Lease Years shall consist of consecutive periods of twelve calendar months ending in each case on December 31st, save for the last Lease Year of the Term which shall terminate upon the expiration or earlier termination of this Lease.

     (j) "Leased Premises" means the premises leased to the Tenant together with all improvements, equipment and fixtures therein (other than those servicing more than one (1) tenant) containing approximately 1,177 square feet of Rentable Space, more or less, on the floor of the Building which Leased Premises are shown outlined in red on Schedule "C" attached hereto.

     (k) "Minimum Rent" means the amount payable by the Tenant to the Landlord in respect of each year of the Term under Section 3.1 herein.

     (l) "Normal Business Hours" means 8:00 a.m. to 6:00 p.m. Monday through Friday excluding days which are legal or statutory holidays in the jurisdiction in which the Building is located.

     (m) "Occupiable Space" means 1) for any premises located in the Office Portion of the Building, the "useable area" of such premises as defined in American National Standard Z65.1-1996 as recognized by the Building Owners and Managers Association International, and 2) for any premises located in the Retail Portion of the Building, the "rentable area" of such premises as defined in American National Standard
          Z65.1-1996 as recognized by the Building Owners and Managers Association International. Occupiable Space may be adjusted from time to time to reflect any expansion, reduction or rearrangement. The Architect's Certificate as to Occupiable Space shall be final and binding on the parties hereto.

     (n) "Office Portion" means that portion of the Building located above the ground floor of the Building to be leased for office purposes.


     (o) "Operating Costs" means all costs and expenses incurred or accrued by the Landlord or by others on behalf of the Landlord without duplication and calculated in accordance with generally accepted accounting principles (as if the Building had been 100% occupied during the whole of the particular Lease Year) in connection with the supervision, security, maintenance, operation, cleaning, repair, replacement and insurance of the Building, the Lands and all appurtenances thereto including any pedestrian tunnels or underground walkways to adjacent buildings and all common driveways, walkways, sidewalks, ramps and entrances on the street level of the Building and includes, without limitation, any tax or levy imposed on the Building and/or the Lands or on the Landlord by reason of its ownership of the Building and/or the Lands, based on total gross area or floor area whether known as a Commercial Concentration Tax or otherwise, all Taxes not recovered from tenants of the Building, all Taxes, assessed, levied, rated or charged from time to time against the Common Areas to the extent only that such Taxes on the Common Areas have not been included in the Taxes otherwise charged to the Tenant under the Lease, the cost of all repairs required in the maintenance of the Building, heating, ventilating and air conditioning costs, elevator and escalator maintenance and repair costs, equipment rental, providing hot and cold water, the costs of plumbing and sanitary drainage, the cost of electricity and of replacing electrical fixtures, ballasts, tubes and bulbs not otherwise chargeable to any tenant of the Building, window cleaning, snow removal, landscaping, uniforms and security, all fire, casualty, liability and other insurance costs, telephone and other utility costs, amounts paid under service contracts with independent contractors, all salaries, wages and other remuneration and the cost of benefits paid to employees of the

          Landlord engaged in operating, managing and maintaining the Building and/or the Lands, depreciation on an amortized basis established by the Landlord's auditors or accountants on fixtures or equipment paid for by the Landlord and used to provide services to the Building and/or the Lands, legal, appraisal, accounting, auditing and other professional fees incurred for the purposes of attempting to reduce Taxes and various costs referred herein, cost of accounting services and operational auditing and accounting fees, the cost of any modification or addition to the Building or the machinery and equipment therein where, in the reasonable opinion of the Landlord, such expenditure may reduce Operating Costs, or the cost-of any additional equipment or improvements required by law or, in the Landlord's reasonable opinion, made for the benefit or safety of the users of the Building and including repairs, replacements and maintenance to the structural elements of the Building (including, without limitation, the bearing walls, foundations, structural beams and roof, including the roof membrane and roofing) and including any capital replacement of the heating or air-conditioning system servicing the Building, and an administration and management fee of fifteen (15%) percent of the total of all of the above costs. The Tenant acknowledges and agrees that the Operating Costs may be attributed by the Landlord to the various components of the Building (being the Office Portion and the Retail Portion) in accordance with reasonable and current practices on a basis consistent with the nature of the particular costs being attributed, and the costs so attributed may be allocated to the tenants of such components separately.

     (p)  "Person",   if  the  context  allows,   includes  any  Person,   firm,
          partnership  or   corporation,   or  any  group  of  persons,   firms,
          partnerships or corporations or any combination thereof.

     (q) "Proportionate Share" means a fraction, the numerator of which is the Rentable Space in the Leased Premises and the denominator of which is the Total Rentable Space in the Building.

     (r) "Rent" means any and all amounts payable by the Tenant under this Lease including Minimum Rent and Additional Rent.

     (s) "Rentable Space" means 1) for any premises located in the Office Portion of the Building the "rentable area" as defined in American National Standard Z65.1-1996, as recognized by the Building Owners and Managers Association International, and 2) for any premises located in the Retail Portion of the Building, 110% of Occupiable Space. Rentable Space may be adjusted from time to time to reflect any expansion, reduction or rearrangement. The Architect's Certificate as to Rentable Space shall be final and binding upon the parties hereto.

     (t) "Retail Portion" means the portion of the ground floor of the Building to be leased for retail purposes.

     (u) "Total Rentable Space of the Building" means the aggregate of each Rentable Space of a floor in the Office Portion and Retail Portion of the Building. The Total Rentable Space of the Building shall (i) exclude the main telephone, mechanical, electrical and other utility rooms and enclosures, the management office for the Building, public lobbies on the ground floor and other public space common to the entire Building and all areas in the Building located below grade. The Total Rentable Space of the Building may be adjusted from time to time to reflect any expansion, reduction or rearrangement. The Architect's Certificate as to the Total Rentable Space of the Building shall be final and binding upon the parties hereto.

     (v) "Stipulated Rate of Interest" means the prime rate of interest charged from time to time by the chartered bank of the Landlord at their respective head offices expressed as an annual rate by the Bank from time to time as a reference rate for commercial loans denominated in Canadian dollars and made by the said Bank in Canada as announced and adjusted from time to time by the said Bank plus five percent (5%) per annum.

     (w) "Taxes" means all duties, real property taxes, business taxes, assessments and payments, extraordinary as well as ordinary, whether foreseen or unforeseen, as shall fix during the Term hereby demised be laid, levied, assessed or imposed upon or become liens upon the Leased Premises or the Building or the Lands or any part thereof or any appurtenances thereto or the leasehold estate hereby created or as may be levied, assessed or imposed upon the Landlord by reason of its ownership of the Leased Premises, the Building and the Lands, including capital taxes imposed or levied upon the Landlord, and all governmental charges including an increase in income taxes wholly or partially substituted for any real property taxes, all by virtue of any present or future law, order or ordinance of Canada or of the provincial, city, county, local or regional government or of any department, office or bureau of any governmental authority. Taxes shall also include any and all penalties, late payment or interest charges imposed by any municipality or other taxing authority as a result of the Tenant's late payments of any Taxes or instalments thereof but not as a result of the Landlord's delinquency.

     (x) "Tenant" means the Tenant herein and those for whom in law the Tenant is responsible.

     (y)  "Term" means the period of time set out in Article 2.1.

                                  SCHEDULE "B"
                                  ------------

                                LEGAL DESCRIPTION
                                -----------------

FIRSTLY:
--------

Remainder of Parcel 16-1, Section 43, Toronto Twp., 2 N.D.S., being that Part of Lot 16, Concession 2 North of Dundas Street, designated as Parts 6, 7, 8, 9, 14, 15 and 16 on Reference Plan 43R-14923, City of Mississauga, Regional Municipality of Peel;

SUBJECT TO A RIGHT OF WAY AND EASEMENT for the purpose of vehicular and pedestrian ingress and egress from and to Eglinton Avenue West, in, over and upon the lands designated as Parts 6, 14 and 16 on Plan 43R-14923, as in LT850063;

TOGETHER WITH A RIGHT OF WAY AND EASEMENT for the purpose of vehicular and pedestrian ingress and egress from and to Eglinton Avenue West, in, over and upon the lands designated as Part 3 on Plan 43R-14923, as in LT850063;

SUBJECT TO A RIGHT OF WAY AND EASEMENT for the purpose of vehicular and pedestrian ingress and egress, to and from Hurontario Street (commonly known as Highway No. 10), in, over and upon the lands designated as Part 7 and Part 15 on Plan 43R-14923, save and except for such portion of the said Part 7 and Part 15 on Plan 43R-14923, upon which buildings, structures, landscaping and other physical improvements have been constructed, as in LT850063;

SUBJECT TO AN EASEMENT in, over, along and upon Parts 14 and 15 and on Plan 43R-14923, for the purposes of providing fire services and access to fire hydrants situate thereon, as in LT850063;

TOGETHER WITH AN EASEMENT in, over, along and upon Parts 12, 13 and 17 on Plan 43R-14923, for the purposes of maintaining storm and sanitary sewers and connections to the storm and sanitary sewer outlets, as in LT850063;

TOGETHER WITH AN EASEMENT over Parts 2, 3 and 11 on Plan 43R-14629, as set out in LT850058.

SECONDLY;

Parcel Block 1-1, Plan 43M-576, being Part of Block 1, Plan 43M-576, designated as Parts 5, 6 and 22 on Plan 43R-14629, City of Mississauga, Regional Municipality of Peel;

SUBJECT TO A RIGHT to enter on, upon, over, under along Parts 4, 5 and 22 on Plan 43R-14629, subject to the covenants and for the purposes as set out in Transfer of Easement LT636347;

SUBJECT TO A RIGHT over Parts 4, 5 and 22 on Plan 43R-14629, as set out in Transfer of Easement LT837918;

TOGETHER WITH AN EASEMENT over Parts 2, 3 and 11 on Plan 43R-14629, and Parts 1, 2, 3, 6, 7, 9, 10, 11, 12, 13, 14, 15, 16 and 17 on Plan 43R-14923, as set out
in LT850058;

SUBJECT TO A RIGHT OF WAY AND EASEMENT in, over, along and upon Parts 4, 5 and 22 on Plan 43R-14629, as set out in LT850063.

                                  SCHEDULE "C"
                                  ------------

                                   FLOOR PLAN
                                   ----------






                               /\  /\  /\
                              /  \/  \/  \
                               \          |
                                \         |
                                 \ (3)    |
                                  \       |
                                  /       |
                                 /        |
                                 \        |
                                  \  (2)  |
                                   \      |
                                   |      |
                                   |      |
                                   |   (1)|
                                    ------

                            EXISTING LEASED PREMISES


                               /\  /\  /\
                              /  \/  \/  \
                               \          |
                                \         |
                                 \        |
                                  \       |
                                  /       |
                                 /        |
                                 \        |
                                  \       |
                                   \      |
                                   |      |
                                   |      |
                                   |      |
                                    ------

                            PROPOSED LEASED PREMISES

                                  SCHEDULE "D"
                                  ------------

                              RULES AND REGULATIONS
                              ---------------------

     1. The Landlord may prohibit any persons from entering the Building except during Normal Business Hours unless such person has a key to the premises to which such person seeks entry and has complied with the security arrangements of the Landlord as same may exist from time to time. The Landlord shall be under no responsibility for failure to enforce this rule.

     2. The Common Areas of the Building shall be used only for their intended purposes. The Tenant shall not use any entrance or exits, passageway, corridor, lobby, sidewalk, ramp, stairway, escalator or elevator except for ingress to and egress from the Leased Premises. The Tenant shall not obstruct such areas in any way and shall not deposit any footwear, waste, garbage or refuse therein. The Landlord may remove at the expense of the Tenant any such obstruction at the expense of and without notice or obligation to the Tenant. The Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.

     3. All plumbing fixtures shall be used only for their intended purposes and no sweeping, rubbish, rags, ashes or other substances shall be thrown therein. The Tenant shall not permit any toilet or drain to be obstructed. Taps shall he turned off when not in use.

     4. The Leased Premises shall not be used for any residential purpose including sleeping accommodation and cooking, the storage of any personal effects or articles not required for the use of the Leased Premises in accordance with the lease or the storage of any inflammable, explosive or dangerous materials.

     5. No musical instruments or sound producing equipment or amplifier which may be heard outside the Leased Premises shall be played or operated on the Leased Premises.

     6. No drapes or window coverings shall be installed on any exterior windows of the Leased Premises without the prior written consent of the Landlord. Any drapes or window coverings so approved shall not interfere with the climate control central system of the Building and shall present a uniform exterior appearance for the Building.

     7. The Tenant shall not obstruct or interfere with access to janitor and electrical closets or heating, ventilating or air conditioning ducts or equipment in the Leased Premises. In the event of any such obstruction or interference the Tenant shall be responsible for the cost of providing access to same.

     8. The Tenant shall leave the Leased Premises in a reasonably tidy condition at the end of each business day.

     9. The Tenant shall not mark, drill into, bore or cut or in any way damage or deface the walls, ceilings or floors of the Leased Premises. No wires, pipes or conduits shall be installed in the Leased Premises without the prior written approval of the Landlord. No broadloom or carpeting shall be affixed to the Leased Premises by means of a non soluble adhesive or similar product,

     10. (a) No safe, heavy equipment, bulky materials or office furniture or equipment shall be brought into or removed from the Building except during such hours and by such means as the Landlord may approve. The Landlord may prohibit the installation in the Leased Premises of any safe or equipment which exceeds the load-bearing capacity of the floor of the Leased Premises.

               (b) Any hand trucks, carryalls or similar appliances used in the Building with the consent of the Landlord shall be equipped with rubber tires, side guards and such other safeguards as the Landlord requires or as agreed upon by the parties acting reasonably.

                                  SCHEDULE "E"
                                  ------------

                              INDEMNITY AGREEMENT
                              -------------------


Deleted Intentionally.

                                  SCHEDULE "F"
                                  ------------

                        LANDLORD'S WORK AND TENANT'S WORK
                        ---------------------------------

1.     General
       -------

       Items enumerated under the heading "Landlord's Work" will be provided by and at the expense of the Landlord and all other items including those enumerated under the heading "Tenant's Work" will be provided by and at the expense of the Tenant. The Tenant shall deliver to the Landlord, within a reasonable time after the date of this Lease, but in any event not later than ten (10) days after being requested so to do, three (3) copies and one (1) set of sepias of each-of its plans and specifications and such other information as may be necessary for the Landlord's Work to proceed and for the Tenant's Work to be reviewed under the terms of this Lease. If the Tenant fails to deliver the required copies, the Landlord may obtain them from the Tenant's architect or designer at the Tenant's expense. Such plans and specifications shall include complete working plans and specifications for the following:

       (a)    floor layout, and complete interior finishing schedules;

       (b)    reflected ceiling plan;

       (c)    electrical  plans  and   specifications   for  wiring,   fixtures,
              ----------
security, power, fire alarm, life safety, telephone systems and any of the special features or installations that affect the Leased Premises;

       (d)    mechanical  plans  and  specifications   for  plumbing,   heating,
              ----------
ventilating and air conditioning system, sprinklers, fire hose cabinets and fire detection devices, building automation system and any other special features or installations that affect the Leased Premises.

       Plans and specifications shall be professionally designed and generally to a scale of 1/4 inch to 1 foot. The Landlord recommends that the Tenant retain Base Building mechanical/electrical engineering consultants to ensure compatibility of Base Building and Tenant systems. If the Landlord requires revisions of the Tenant's Plans and specifications prior to giving review, such revisions shall be made expeditiously by the Tenant and in any event within ten
(10) days of the request therefor.

2.     Landlord May Perform Tenant's Work
       ----------------------------------

       The Tenant acknowledges that if the performance of the Tenant's Work is to be properly integrated with the Landlord's Work, the performance of portions of the Landlord's Work cannot be proceeded with or completed until such plans and specifications, information and revisions have been delivered by the Tenant to the Landlord and reviewed by the Landlord. Accordingly, unless they have been delivered within the times aforesaid, the Landlord may, in such manner as in the absolute discretion of the Landlord is sufficient for the Tenant's purpose, perform on the Tenant's behalf and at the Tenant's expense all Tenant's Work required to permit the Landlord's Work to be proceeded with and completed.

3.     Landlord's Work
       ---------------

       The Landlord agrees to provide a leasehold improvement package to the Leased Premises, which shall include space planning, working drawings if necessary, materials, labour, the cost of securing required permits and a reasonable charge for supervision. More specifically, the Landlord's Work shall and consist of the following as per Schedule "C" attached hereto:

       (a) demolition and removal of the walls and doors identified as "0000000";

       (b) supply and install 2 duplex electrical outlets as directed by the Tenant;

       (g) the Tenant, its employees, contractors and contractors' employees shall not enter onto any roof of the Building or make any opening in the roof or Building envelope;

       (h) no load greater than the design load, uniformly distributed, shall be imposed on any concrete floor. No unusual loads maybe suspended from the underside of the ceilings and no holes shall be drilled through the floor or structural elements without the written approval of the Landlord and its consultants first obtained. The Landlord will identify areas for extra file loading and the maximum loads permissible in the preliminary space plan;

       (i) the Tenant shall maintain the Leased Premises in a reasonably clean and orderly state and shall be responsible for removing from the Building all excess material and garbage resulting from its work;

       (j) objectionable odours from the Leased Premises shall, at the Tenant's expense, be exhausted in such a manner so that they do not escape into the Building or other tenant's promises and so that they do not short circuit into any fresh air vents.

       (k) the Tenant acknowledges that certain Tenant Work requiring modification and interfacing with Base Building work and systems shall be done only by Landlord designated contractors at Tenant expense to maintain compatibility and warranties.

       (l) the Tenant shall engage contractors/subcontractors who are acceptable to the Landlord and are compatible with the union jurisdictions, if necessary under normal union contracts, of Base Building contractors, as appropriate.

       (m) the Tenant shall comply with all rules, guidelines and regulations which maybe set forth in a Tenant Design/Construction Manual which the Landlord, at its discretion, may compile and issue to the Tenant prior to commencement of the Tenant's Work.

       Any Tenant's Work that is not in accordance with plans, specifications, information and revisions delivered to and approved by the Landlord or that it not otherwise in accordance with the Landlord's requirements and that has not been removed or corrected forthwith after demand may be removed or corrected by the Landlord at the expense of the Tenant. The Tenant shall pay to the Landlord the Landlord's cost of such work performed by the Landlord, within thirty (30) days of receipt of an invoice from the Landlord.

6.     Payments by Tenant
       ------------------

       The Tenant shall pay to the Landlord a fee of $1.50 per square foot of the Rentable Space of the Leased Premises to provide temporary services during the period that the Tenant is completing the Tenant's Work including hoisting, temporary power, lighting, heating and security. The Tenant shall further pay to the Landlord, in respect of the conduct of Tenant's Work, the reasonable cost to the Landlord of special supervision, the cost of any necessary cutting or patching of or repairing any injury to the Landlord's Work, the cost of removal of refuse or of cleaning as a result of Tenant's Work, or of removing or correcting faulty Tenant's Work, any cost to the Landlord of changes in the Landlord's Work required by the Tenant for the use of the Leased Premises, the cost of any Tenant's Work performed by the Landlord at the request of the Tenant, and all other costs incurred for the accommodation of any Tenant's Work (including delays in the Landlord's Work caused by the conduct of Tenant's Work) and any other costs of the Landlord that can reasonably be allocated as direct expense relating to the conduct of Tenant's Work as well as an administrative fee equal to five (5%) percent of the full contract price for all approvals, supervision to ensure compliance with approved plans and building code requirements and attendance at site meetings, if necessary. Any invoices may be based upon the Landlord's reasonable estimate of any such costs wherever such costs cannot be exactly determined from information then available to the Landlord. The Tenant shall pay to the Landlord the Landlord's Cost of such work performed by the Landlord, within thirty (30) days of receipt of an invoice from the Landlord.

       The Tenant shall also be responsible for payment to the Landlord of an engineering review fee of $0.30 per square foot of Rentable Space of the Leased Premises in the event that the Tenant uses consulting design mechanical and electrical engineers which are different than the base building engineering consultants.